                                                      [ADVANTUS LOGO]

                                           ADVANTUS SERIES FUND, INC.

                                         Prospectus dated May 1, 2003

                            As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Fund's securities. It is a criminal offense to state otherwise.

ADVANTUS SERIES FUND, INC.

Advantus Series Fund, Inc. (Fund) is a Minnesota corporation with various investment portfolios that are each operated as mutual funds (the Portfolios). The Portfolios are as follows:

   - Growth Portfolio

   - Bond Portfolio

   - Money Market Portfolio

   - Asset Allocation Portfolio

   - Mortgage Securities Portfolio

   - Index 500 Portfolio

   - Capital Appreciation Portfolio

   - International Stock Portfolio

   - Small Company Growth Portfolio

   - Maturing Government Bond Portfolios (two separate portfolios with maturity dates of 2006 and 2010)

   - Value Stock Portfolio

   - Small Company Value Portfolio

   - International Bond Portfolio (formerly the Global Bond Portfolio)

   - Index 400 Mid-Cap Portfolio

   - Core Equity Portfolio (formerly the Macro-Cap Value Portfolio)

   - Micro-Cap Growth Portfolio

   - Real Estate Securities Portfolio

The Fund has issued a separate series of its common stock for each Portfolio. This prospectus provides investors information about the Fund and each Portfolio that investors should know before investing.

TABLE OF CONTENTS

                                                             Page No.
SUMMARY ......................... ..........................        1
          Growth Portfolio..................................        3
          Bond Portfolio....................................        6
          Money Market Portfolio............................        9
          Asset Allocation Portfolio........................       12
          Mortgage Securities Portfolio.....................       15
          Index 500 Portfolio...............................       18
          Capital Appreciation Portfolio....................       21
          International Stock Portfolio.....................       24
          Small Company Growth Portfolio....................       27
          Maturing Government Bond Portfolios...............       30
          Value Stock Portfolio.............................       35
          Small Company Value Portfolio.....................       38
          International Bond Portfolio......................       41
          Index 400 Mid-Cap Portfolio.......................       44
          Core Equity Portfolio.............................       47
          Micro-Cap Growth Portfolio........................       50
          Real Estate Securities Portfolio..................       53
INVESTING IN THE FUND .................. ...................       56
          Managing the Portfolios...........................       56
          Advisory Fees.....................................       59
          Distribution Fees.................................       59
          Voluntary Fee Absorption..........................       59
          Investment Objective, Policies and Practices......       60
               Growth Portfolio.............................       60
               Bond Portfolio...............................       60
               Money Market Portfolio.......................       62
               Asset Allocation Portfolio...................       63
               Mortgage Securities Portfolio................       64
               Index 500 Portfolio..........................       66
               Capital Appreciation Portfolio...............       67
               International Stock Portfolio................       68
               Small Company Growth Portfolio...............       69
               Maturing Government Bond Portfolios..........       70
               Value Stock Portfolio........................       72
               Small Company Value Portfolio................       73
               International Bond Portfolio.................       74
               Index 400 Mid-Cap Portfolio..................       76
               Core Equity Portfolio........................       76
               Micro-Cap Growth Portfolio...................       77
               Real Estate Securities Portfolio.............       78
               Investment Practices Common to the
              Portfolios....................................       80
               Portfolio Turnover...........................       80
          Defining Risks....................................       80

                                                     TABLE OF CONTENTS         i

                                                             Page No.
BUYING AND SELLING SHARES ................ .................       85
          Buying Shares.....................................       85
          Selling Shares....................................       85
          Exchanging Shares.................................       85
GENERAL INFORMATION ................... ....................       87
          Dividends and Capital Gains Distributions.........       87
          Taxes.............................................       87
          Mixed and Shared Funding..........................       87
FINANCIAL HIGHLIGHTS ................... ...................       89
SERVICE PROVIDERS .................... .....................      107
ADDITIONAL INFORMATION ABOUT THE FUND .......... ...........      108

 ii     TABLE OF CONTENTS

                                    SUMMARY

Advantus Series Fund, Inc. (the Fund) consists of various investment portfolios (except International Bond Portfolio) that are each open-end, diversified investment companies (i.e. mutual funds). International Bond Portfolio is an open-end, non-diversified investment company. The Portfolios offer investors a variety of investment objectives. Portfolio shares are not offered directly to the public. Portfolio shares are sold to Minnesota Life Insurance Company (Minnesota Life) in connection with its variable life insurance policies and variable annuity contracts. Portfolio shares are also offered to certain other life insurance companies, including but not limited to life insurance affiliates of Minnesota Life.

In April 2003, Advantus Capital Management, Inc. (Advantus Capital), at that time the investment adviser to each of the Portfolios, and certain companies affiliated with Advantus Capital entered into a Strategic Alliance Agreement and a related Purchase Agreement with Waddell & Reed Financial, Inc. (W&R), a leading U.S. mutual fund firm, its affiliate, Waddell & Reed Investment Management Co. (WRIMCO), and certain other companies affiliated with W&R. Under these agreements, Advantus Capital agreed to sell to WRIMCO its assets related to the actively managed equity Portfolios, with the exception of Real Estate Securities Portfolio. Advantus Capital has recommended to the Board of Directors of the Fund that these Portfolios be merged into similar existing portfolios of the W&R Target Funds, Inc. (Target Funds), an investment company managed by WRIMCO, or, where there is not a similar existing portfolio, into a newly formed shell portfolio of the Target Funds, as indicated in the following table:

                                           CORRESPONDING TARGET
ADVANTUS PORTFOLIO                         FUNDS PORTFOLIO
------------------                         --------------------
Growth Portfolio                           Growth Portfolio
Asset Allocation Portfolio                 Balanced Portfolio
Capital Appreciation Portfolio             Growth Portfolio
International Stock Portfolio              shell portfolio
Small Company Growth Portfolio             Small Cap Portfolio
Value Stock Portfolio                      Value Portfolio
Small Company Value Portfolio              shell portfolio
Core Equity Portfolio                      Core Equity Portfolio
Micro-Cap Growth Portfolio                 shell portfolio

It is anticipated that, after the mergers, the current sub-advisers of International Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio will continue to act as sub-advisers for the corresponding portfolios of the Target Funds.

Each Portfolio's merger will be subject to the approval of the Board of Directors of the Fund and the shareholders of the Portfolio. It is currently anticipated that shareholders of the affected Portfolios will be presented with a merger proposal in August of 2003.

In connection with the agreements discussed above, the Board of Directors of the Fund appointed WRIMCO to act as the investment adviser to Asset Allocation Portfolio, Capital Appreciation Portfolio, Growth Portfolio, Core Equity Portfolio and Value Stock Portfolio on an interim basis prior to the mergers. In managing these Portfolios, WRIMCO intends to employ investment strategies substantially identical to those used for the corresponding portfolios of the Target Funds set forth in the table above. These strategies differ somewhat from those that have previously been used in managing these Portfolios. Historically, the Portfolios have been substantially fully invested, holding only enough cash to meet redemption requests and operating

                                                               SUMMARY         1
requirements. There have been periods when certain of the corresponding portfolios of the Target Funds have held significantly greater percentages of cash. In addition, composition of the portfolios of the Target Funds generally has differed from applicable benchmarks more than that of corresponding Portfolios. This approach can result in periods of greater over-performance or under-performance compared to such benchmarks.

This section gives investors a brief summary of each Portfolio's investment objective, policies and main risks, as well as performance and financial information. More detailed information about each Portfolio follows this summary. Keep in mind that an investment in each Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in a Portfolio. An investor should also note that if a Portfolio makes frequent changes in its investment portfolio securities, such changes may result in higher Portfolio costs and may adversely affect an investor's return.

 2      SUMMARY

GROWTH PORTFOLIO

Growth Portfolio seeks long-term accumulation of capital. Current income is a factor in the selection of securities, but is a secondary objective.

The Portfolio seeks to achieve its goals by investing primarily in common stocks of U.S. and, to a lesser extent, foreign companies. Generally, the Portfolio may invest in a wide range of marketable securities that, in WRIMCO's opinion, offer the potential for growth. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the faster growing sectors of the economy, such as the technology, healthcare and consumer-oriented sectors.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks, including the following main types of risk:

   - GROWTH STOCK RISK - the risk that if an assessment by the Portfolio's investment adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser had placed on them.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - MANAGER RISK - the Portfolio's performance will be affected by WRIMCO's skill in evaluating and selecting securities for the Portfolio.

   - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

Please see "Investing in the Fund - Defining Risks" for a more detailed description of some of these main risks.

                                                               SUMMARY         3

PORTFOLIO PERFORMANCE. The following bar chart and table show Growth Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                               4.68
'94                                                                               0.81
'95                                                                              24.28
'96                                                                              17.15
'97                                                                              33.41
'98                                                                              34.70
'99                                                                              25.67
'00                                                                             -21.83
'01                                                                             -24.80
'02                                                                             -25.44

Best Quarter:          (Q4'98)    21.62%
Worst Quarter:         (Q1'01)   -25.46%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Growth Portfolio                         %    -25.44    -5.80      4.28
     Russell 1000 Growth Index                     -27.89    -3.84      6.71

        SUMMARY
 4

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Growth Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.45

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.06

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.76

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $78        243       422       942

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                               SUMMARY         5

BOND PORTFOLIO

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

The Portfolio invests in a variety of investment-grade debt securities. These debt securities include, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. In selecting securities, the Portfolio's investment adviser considers factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CALL RISK - the risk that securities with interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - CREDIT RISK - the risk that an issuer of a debt security or fixed income obligation will not make payments on the security or obligation when due.

   - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INTEREST RATE RISK - the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Bond Portfolio").

   - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 6      SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Bond Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                              10.25
'94                                                                              -4.55
'95                                                                              19.75
'96                                                                               2.96
'97                                                                               9.42
'98                                                                               6.08
'99                                                                              -2.73
'00                                                                              10.44
'01                                                                               7.90
'02                                                                              10.50

Best Quarter:          (Q2'95)    6.81%
Worst Quarter:         (Q1'94)   -3.92%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Bond Portfolio                           %    10.50     6.32       6.79
     Lehman Brothers Aggregate Bond Index          10.27     7.54       7.51

                                                               SUMMARY         7

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Bond Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.30

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.06

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.61

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $62        195       340       762

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 8      SUMMARY

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

The Portfolio invests in a variety of U.S. dollar denominated money market securities.

Although the Portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CREDIT RISK - the risk that an issuer of a debt security or other fixed income obligation will not make payments on the security or obligation when due.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INFLATION RISK - the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the Portfolio's dividends.

   - INTEREST RATE RISK - the risk that the value of a fixed income obligation will decline due to changes in market interest rates.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                               SUMMARY         9

PORTFOLIO PERFORMANCE. The following bar chart and table show Money Market Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows the Portfolio's average annual return over a one, five and ten year period. The chart and table assume reinvestment of dividends. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                              2.68
'94                                                                              3.71
'95                                                                              5.43
'96                                                                              4.92
'97                                                                              5.11
'98                                                                              4.97
'99                                                                              4.71
'00                                                                              5.96
'01                                                                              3.75
'02                                                                              1.28

Best Quarter:          (Q4'00)    1.56%
Worst Quarter:         (Q4'01)     .28%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Money Market Portfolio                   %     1.28     4.12       4.24

An investor may obtain up-to-date information about the Portfolio's seven-day current yield and seven-day effective yield by calling Minnesota Life at (800) 995-3850.

 10     SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Money Market Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.25

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.07

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.57

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $58        183       318       714

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         11

ASSET ALLOCATION PORTFOLIO

Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk.

The Portfolio invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. In its equity investments, the Portfolio invests primarily in medium to large, well-established companies, that typically issue dividend producing securities. The majority of the Portfolio's debt holdings are either U.S. Government securities or investment grade corporate bonds, that include bonds rated BBB and higher by Standard & Poor's Ratings Service or Baa and higher by Moody's Investors Service, Inc. or, if unrated, deemed by WRIMCO to be of comparable quality. The Portfolio has no limitations on the range of maturities of debt securities in which it may invest. The Portfolio may invest in foreign securities.

An investment in Asset Allocation Portfolio may result in the loss of money, and may also be subject to various risks including the following main types of risk:

   - CREDIT RISK - the risk that an issuer of a debt security or other fixed income obligation will not make payments on the security when due.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INTEREST RATE RISK - the risk that the value of a debt security or other fixed income obligation will increase or decrease due to changes in market interest rates. This risk is generally greater for bonds with longer maturities.

   - MARKET RISK - the risk that equity and debt securities are subject to adverse trends in equity and debt markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - MANAGER RISK - the Portfolio's performance will be affected by WRIMCO's skill in allocating the Portfolio's assets among different types of investments.

   - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

Please see "Investing in the Fund - Defining Risks" for a more detailed description of some of these main risks.

 12     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Asset Allocation Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of certain selected broad based indices. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                               6.46
'94                                                                              -1.40
'95                                                                              25.01
'96                                                                              12.50
'97                                                                              18.99
'98                                                                              23.65
'99                                                                              15.17
'00                                                                             -10.40
'01                                                                             -14.36
'02                                                                              -8.98

Best Quarter:          (Q4'98)    15.03%
Worst Quarter:         (Q1'01)   -16.94%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Asset Allocation Portfolio               %    -8.98     -0.11      5.74
     S&P 500 Index                                 -22.10     -.59      9.33
     Lehman Brothers Aggregate Bond Index          10.27      7.54      7.51
     Blended Index(1)                              -9.80      3.10      8.93

(1) The blended index is comprised of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.

                                                              SUMMARY         13

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Asset Allocation Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.35

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.05

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.65

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $66        208       362       810

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 14     SUMMARY

MORTGAGE SECURITIES PORTFOLIO

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

The Portfolio invests in mortgage-related securities. The Portfolio invests a major portion of its assets in investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities. In selecting securities, the Portfolio's investment adviser considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions and interest rates.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CALL RISK - the risk that callable securities with high interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - CONCENTRATION RISK - the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Portfolio concentrates its investments in the mortgage and mortgage-finance industry.

   - CREDIT RISK - the risk that an issuer of a mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due.

   - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INTEREST RATE RISK - the risk that the value of a mortgage-backed security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Mortgage Securities Portfolio").

   - LIQUIDITY RISK - the risk that mortgage-related securities purchased by the Portfolio, including restricted securities determined by the Portfolio's investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

   - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         15

PORTFOLIO PERFORMANCE. The following bar chart and table show Mortgage Securities Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                               9.25
'94                                                                              -3.37
'95                                                                              18.01
'96                                                                               5.26
'97                                                                               9.14
'98                                                                               6.57
'99                                                                               1.99
'00                                                                              11.80
'01                                                                               9.04
'02                                                                               9.66

Best Quarter:          (Q2'95)    5.90%
Worst Quarter:         (Q1'94)   -3.78%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Mortgage Securities Portfolio            %     9.66     7.76       7.60
     Lehman Brothers Mortgage-Backed
      Securities Index                              8.75     7.34       7.28

        SUMMARY
 16

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Mortgage Securities Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


------------------------------------------------------------------------
     Management Fees                                            %   0.30

     Rule 12b-1 Fees                                            %   0.25

     Other Expenses                                             %   0.07

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                  %   0.62

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $63        199       346       774

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         17

INDEX 500 PORTFOLIO

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

The Portfolio invests its assets in all of the common stocks included in the S&P 500.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - INDEX PERFORMANCE RISK - the risk that the Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 500, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 18     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Index 500 Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                               9.76
'94                                                                               1.18
'95                                                                              36.83
'96                                                                              21.64
'97                                                                              32.36
'98                                                                              27.99
'99                                                                              20.28
'00                                                                              -9.39
'01                                                                             -12.25
'02                                                                             -22.37

Best Quarter:          (Q4'98)    21.29%
Worst Quarter:         (Q3'02)   -17.27%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Index 500 Portfolio                      %    -22.37    -1.02      8.80
     S&P 500
      (as adjusted for dividend
      reinvestment)                                -22.10     -.59      9.33

                                                              SUMMARY         19

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Index 500 Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.13

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.05

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.43

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $44        138       241       542

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 20     SUMMARY

CAPITAL APPRECIATION PORTFOLIO

Capital Appreciation Portfolio seeks growth of capital.

The Portfolio seeks to achieve its goal by investing primarily in common stocks of U.S. and, to a lesser extent, foreign companies. Generally, the Portfolio may invest in a wide range of marketable securities that, in WRIMCO's opinion, offer the potential for growth. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the faster growing sectors of the economy, such as the technology, healthcare and consumer-oriented sectors.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks, including the following main types of risk:

   - GROWTH STOCK RISK - the risk that if an assessment by the Portfolio's investment adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser had placed on them.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - MANAGER RISK - the Portfolio's performance will be affected by WRIMCO's skill in evaluating and selecting securities for the Portfolio.

   - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

Please see "Investing in the Fund - Defining Risks" for a more detailed description of some of these main risks.

                                                              SUMMARY         21

PORTFOLIO PERFORMANCE. The following bar chart and table show Capital Appreciation Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                              10.44
'94                                                                               2.25
'95                                                                              22.78
'96                                                                              17.61
'97                                                                              28.26
'98                                                                              30.83
'99                                                                              21.51
'00                                                                             -10.16
'01                                                                             -24.63
'02                                                                             -31.54

Best Quarter:          (Q4'99)    29.80%
Worst Quarter:         (Q3'01)   -22.97%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Capital Appreciation Portfolio           %    -31.54    -5.92      4.42
     S&P 500 Index                                 -22.10     -.59      9.33

        SUMMARY
 22

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Capital Appreciation Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.50

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.08

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.83

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year    3 Years   5 Years   10 Years
      $85        265       460      1,025

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         23

INTERNATIONAL STOCK PORTFOLIO

International Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in equity securities issued by small, mid and large capitalization foreign companies and governmental agencies. In addition, the Portfolio may invest lesser portions of its assets in foreign investment-grade debt securities. In selecting equity securities, the Portfolio's investment sub-adviser performs a company-by-company analysis, rather than focusing on a specific industry or economic sector. The Portfolio's investment sub-adviser concentrates on the market price of a company relative to its view regarding the company's long-term earnings potential.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CURRENCY RISK - the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities.

   - FOREIGN SECURITIES RISK - the risk that the value of foreign companies or foreign government securities may be subject to greater volatility than domestic securities due to additional factors related to investing in foreign securities.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 24     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show International Stock Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one and five year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                              44.15
'94                                                                              -0.32
'95                                                                              14.23
'96                                                                              19.79
'97                                                                              11.94
'98                                                                               6.61
'99                                                                              21.43
'00                                                                               0.81
'01                                                                             -11.21
'02                                                                             -17.82

Best Quarter:          (Q4'98)    14.54%
Worst Quarter:         (Q2'02)   -23.85%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     International Stock Portfolio
      (inception 5/1/92)                      %    -17.82    -0.97      7.68
     Morgan Stanley Capital EAFE Index             -15.65    -2.61      4.30

                                                              SUMMARY         25

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the International Stock Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)

--------------------------------------------------------------------
     Management Fees                                        %   0.60

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.14

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.99

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $101        315       547      1,213

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 26     SUMMARY

SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization companies at the time of purchase. The Portfolio invests primarily in common and preferred stocks but may also invest in securities convertible into equity securities. In selecting equity securities, the Portfolio's investment sub-adviser employs a growth investment style and looks for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

The Portfolio invests primarily in equity securities of small companies. The Portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index.

Some companies may outgrow the definition of a small company after the Portfolio has purchased their securities. These companies continue to be considered small for purposes of the Portfolio's investment policies. In addition, the Portfolio may invest a portion of its assets in companies of any size. As a result, the Portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - GROWTH STOCK RISK - the risk that if the assessment by the Portfolio's investment adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser has placed on it.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - SMALL COMPANY RISK - the risk that equity securities of small companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         27

PORTFOLIO PERFORMANCE. The following bar chart and table show Small Company Growth Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one and five year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'94                                                                               6.16
'95                                                                              32.06
'96                                                                               6.45
'97                                                                               7.75
'98                                                                               1.27
'99                                                                              45.63
'00                                                                             -11.28
'01                                                                             -14.70
'02                                                                             -31.80

Best Quarter:          (Q4'99)    45.45%
Worst Quarter:         (Q3'98)   -27.87%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                        From
                                                   1 Year   5 Years   Inception
-------------------------------------------------------------------------------
     Small Company Growth Portfolio
      (inception 5/3/93)                      %    -31.80    -5.31       3.82
     Russell 2000 Growth Index                     -30.26    -6.59       3.28

        SUMMARY
 28

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Small Company Growth Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.65

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.08

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.98

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $100        312       542      1,201

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         29

MATURING GOVERNMENT BOND PORTFOLIOS

Each of the Maturing Government Bond Portfolios seeks as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date.

Each of the Portfolios primarily invests in debt securities issued by the United States Treasury that are stripped of their unmatured interest coupons, and in receipts and certificates for stripped debt obligations and stripped interest coupons. In addition, each of the Portfolios may purchase other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by trusts where payment of principal and interest is guaranteed by the U.S. and by other government corporations. Each Portfolio will mature on a specific target date. The current target maturity dates are September 2006 and 2010. On each target date, the Portfolio will be converted to cash and reinvested in another Fund Portfolio at the direction of the investor. If the investor does not provide reinvestment instructions, then the proceeds will automatically be invested in the Money Market Portfolio.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CREDIT RISK - the risk that an issuer of a fixed income obligation will not make payments on the obligation when due (note: since the payment of principal on Portfolio securities is backed by the full faith and credit of the United States, this risk is less pervasive than other fixed income-oriented mutual funds).

   - INTEREST RATE RISK - the risk that the value of a debt security will decline due to changes in market interest rates (note: interest rate risk will affect the value of any of the Portfolio's zero coupon securities if the Portfolio desires to redeem a security prior to the security's maturity date. Otherwise, the Portfolio will receive the stated return from a zero coupon security upon maturity that will not be affected by changes in prevailing market interest rates). If an investor redeems Portfolio shares prior to the Portfolio's maturity target date, then the value of such Portfolio shares may be affected by interest rate risk.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 30     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show each of the Maturing Government Bond Portfolio's annual returns and long-term performance. The chart shows how each Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in each of the Portfolios. The table shows how each Portfolio's average annual return over a one and five year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of each Portfolio does not necessarily indicate how such Portfolio will perform in the future.

2006 PORTFOLIO

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'95                                                                              34.72
'96                                                                              -1.21
'97                                                                              12.62
'98                                                                              14.37
'99                                                                              -7.81
'00                                                                              15.63
'01                                                                               8.08
'02                                                                              12.99

Best Quarter:          (Q2'95)   12.66%
Worst Quarter:         (Q1'96)   -6.91%

2010 PORTFOLIO

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'95                                                                              41.22
'96                                                                              -3.42
'97                                                                              17.87
'98                                                                              14.28
'99                                                                             -11.54
'00                                                                              21.36
'01                                                                               4.96
'02                                                                              18.85

Best Quarter:          (Q2'95)    15.42%
Worst Quarter:         (Q1'96)   -10.09%

                                                              SUMMARY         31

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     2006 Portfolio
      (inception 5/2/94)                     %    12.99     8.28        9.72
     Ryan Labs, Inc. September 2006 Index
      of U.S. Treasury Strips                     12.69     9.07       10.27
     2010 Portfolio
      (inception 5/2/94)                          18.85     8.89       10.91
     Ryan Labs, Inc. September 2010 Index
      of U.S. Treasury Strips                     18.91     9.27       11.31

        SUMMARY
 32

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Maturing Government Bond 2006 and 2010 Portfolios. These tables describe the fees and expenses that investors pay if they buy and hold shares of the Portfolios, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolios.

2006 PORTFOLIO

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)

--------------------------------------------------------------------
     Management Fees                                        %   0.25

     Other Expenses                                         %   0.77

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   1.02

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $104        325       563      1,248

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         33

2010 PORTFOLIO

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)

--------------------------------------------------------------------
     Management Fees                                        %   0.25

     Other Expenses                                         %   1.03

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   1.28

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $130        404       700      1,540

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 34     SUMMARY

VALUE STOCK PORTFOLIO

Value Stock Portfolio seeks long-term accumulation of capital. The production of income is a secondary objective of the Portfolio.

The Portfolio seeks to achieve its goals by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Portfolio seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio typically invests in large-cap companies, it may invest in securities of any size company.

An investment in Value Stock Portfolio may result in the loss of money, and may also be subject to various risks, including the following main types of risk:

   - LARGE COMPANY RISK - the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

   - VALUE STOCK RISK - the risk that the value of a security believed by the Portfolio's investment adviser to be undervalued may never reach what the adviser believes is its full value, or that the security's value may decrease.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - MANAGER RISK - the Portfolio's performance will be affected by WRIMCO's skill in evaluating and selecting securities for the Portfolio.

   - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

Please see "Investing in the Fund - Defining Risks" for a more detailed description of some of these main risks.

                                                              SUMMARY         35

PORTFOLIO PERFORMANCE. The following bar chart and table show Value Stock Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one and five year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'95                                                                              32.96
'96                                                                              30.95
'97                                                                              21.19
'98                                                                               1.75
'99                                                                               0.27
'00                                                                              -1.61
'01                                                                             -10.45
'02                                                                             -15.32

Best Quarter:          (Q4'98)    15.18%
Worst Quarter:         (Q3'02)   -18.44%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     Value Stock Portfolio (inception
      5/2/94)                                %    -15.32    -5.31       6.16
     Russell 1000 Value Index                     -15.52     1.16      10.74

        SUMMARY
 36

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Value Stock Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)

--------------------------------------------------------------------
     Management Fees                                        %   0.50

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.08

     TOTAL ANNUAL PORTFOLIO OPERATING                       %   0.83

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $85        265       460      1,025

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         37

SMALL COMPANY VALUE PORTFOLIO

Small Company Value Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000(R) Value Index. These equity securities will consist primarily of value common stocks, but may also include preferred stock and other securities convertible into equity securities. In selecting equity securities, the Portfolio's investment sub-adviser searches for those companies that appear to be undervalued or trading below their true worth, and examines such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - INITIAL PUBLIC OFFERING RISK - the risk that the Portfolio will not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Favorable investments in IPOs have had a significant impact on the Portfolio's performance in some periods. The effect of IPOs on the Portfolio's total returns going forward may not be positive, either as a result of changes in the IPO market or growth of the Portfolio's assets which may reduce its total return.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - SMALL COMPANY RISK - the risk that equity securities of small companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

   - VALUE STOCK RISK - the risk that the value of a security believed by the Portfolio's investment adviser to be undervalued may never reach what such investment adviser believes is its full value, or that such security's value may decrease.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 38     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Small Company Value Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              -6.75
'99                                                                              -3.07
'00                                                                              28.00
'01                                                                              15.59
'02                                                                             -19.98

Best Quarter:          (Q4'01)    20.92%
Worst Quarter:         (Q3'02)   -27.13%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     Small Company Value Portfolio
      (inception 10/1/97)                    %    -19.98    1.37       1.74
     Russell 2000 Value Index                     -11.42    2.71       2.96

                                                              SUMMARY         39

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Small Company Value Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)

--------------------------------------------------------------------
     Management Fees                                        %   0.70

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.22

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(A)           %   1.17

(a) Advantus Capital Management, Inc. (Advantus Capital), investment adviser to certain of the Fund's Portfolios, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of 0.15% of average net assets of the Portfolio. After such absorption, the ratio of total Portfolio operating expenses to average net assets will be 1.10%. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $119        372       644      1,420

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 40     SUMMARY

INTERNATIONAL BOND PORTFOLIO

(formerly the Global Bond Portfolio)

International Bond Portfolio seeks to maximize current income, consistent with the protection of principal.

The Portfolio invests mainly in a variety of investment-grade debt securities issued by foreign issuers. These debt securities include, among other things, debt obligations issued or guaranteed by foreign governments or any of their agencies or instrumentalities, debt obligations issued or guaranteed by supranational organizations established or supported by foreign governments and debt obligations issued by foreign companies. In addition, the Portfolio may invest up to 20% of its net assets in U.S. debt obligations issued or guaranteed by the U.S. government.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CALL RISK - the risk that securities with interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - CREDIT RISK - the risk that an issuer of a debt security or fixed income obligation will not make payments on the security or obligation when due.

   - CURRENCY RISK - the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities.

   - DIVERSIFICATION RISK - the risk that, because the Portfolio may invest more than 5% of its total assets in the securities of a single issuer, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a more diversified investment portfolio.

   - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

   - FOREIGN SECURITIES RISK - the risk that the value of foreign companies or foreign government securities may be subject to greater volatility than domestic securities due to additional factors related to investing in foreign securities.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INTEREST RATE RISK - the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - International Bond Portfolio").

   - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         41

PORTFOLIO PERFORMANCE. The following bar chart and table show International Bond Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              16.18
'99                                                                              -7.81
'00                                                                               1.42
'01                                                                              -1.51
'02                                                                              17.94

Best Quarter:          (Q2'02)    10.62%
Worst Quarter:         (Q1'00)    -3.71%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     International Bond Portfolio
      (inception 10/1/97)                    %    17.94     4.76       4.54
     Salomon Brothers World Government
      Bond Index(1)                               19.50     5.82       5.67
     Salomon Brothers Non-U.S. World
      Government Bond Index                       16.37     8.30       4.63

(1) During prior reporting periods, the Portfolio compared its annual total return performance to the Salomon Brothers World Government Bond Index, which includes securities of U.S. issuers. Effective May 1, 2003, the Portfolio changed its name from the Global Bond Portfolio to the International Bond Portfolio and began pursuing a policy of investing primarily in debt securities of foreign issuers, rather than both foreign and domestic issuers as was previously the case. For that reason, the Portfolio now compares its returns to the Salomon Brothers Non-U.S. World Government Bond Index, which excludes securities of U.S. issuers.

 42     SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the International Bond Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.60

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.39

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   1.24

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $126        393       681      1,500

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         43

INDEX 400 MID-CAP PORTFOLIO

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

The Portfolio invests its assets in all of the common stocks included in the S&P 400.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - INDEX PERFORMANCE RISK - the risk that the Portfolio's ability to replicate the performance of the S&P 400 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 400, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 44     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Index 400 Mid-Cap Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              16.68
'99                                                                              15.96
'00                                                                              16.05
'01                                                                              -1.07
'02                                                                             -15.03

Best Quarter:          (Q4'98)    26.59%
Worst Quarter:         (Q3'02)   -16.66%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     Index 400 Mid-Cap Portfolio
      (inception 10/1/97)                    %    -15.03    5.71       5.44
     S&P 400 MidCap Index                         -14.52    6.40        .08

                                                              SUMMARY         45

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Index 400 Mid-Cap Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.15

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.25

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.65

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $66        208       362       810

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 46     SUMMARY

CORE EQUITY PORTFOLIO

(formerly the Macro-Cap Value Portfolio)

Core Equity Portfolio seeks high total return.

The Portfolio seeks to achieve its goal by primarily investing in common stocks of large, high-quality U.S., and to a lesser extent foreign, companies that have the potential for capital appreciation, or that WRIMCO expects to resist market decline, and that are well known, have been consistently profitable and have dominant market positions in their industries. Although the Portfolio typically invests in large companies, it may invest in securities of any size company.

An investment in Core Equity Portfolio may result in the loss of money, and may also be subject to various risks, including the following main types of risk:

   - LARGE COMPANY RISK - the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - MANAGER RISK - the Portfolio's performance will be affected by WRIMCO's skill in evaluating and selecting securities for the Portfolio.

   - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

Please see "Investing in the Fund - Defining Risks" for a more detailed description of some of these main risks.

                                                              SUMMARY         47

PORTFOLIO PERFORMANCE. The following bar chart and table show Core Equity Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and tables assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              22.33
'99                                                                               7.17
'00                                                                              -7.02
'01                                                                              -7.74
'02                                                                             -28.14

Best Quarter:          (Q4'98)    20.98%
Worst Quarter:         (Q3'02)   -18.17%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     Core Equity Portfolio (inception
      10/15/97)                              %    -28.14    -4.17      -4.40
     S&P 500 Index (as adjusted for
      dividend reinvestment)                      -22.10     -.59        .01

        SUMMARY
 48

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Core Equity Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.50

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.51

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(A)           %   1.26

(a) Advantus Capital Management, Inc. (Advantus Capital), investment adviser to certain of the Fund's Portfolios, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of 0.32% of average net assets of the Portfolio. After such absorption, the ratio of total Portfolio operating expenses to average net assets will be 1.07%. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $128        400       692      1,523

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         49

MICRO-CAP GROWTH PORTFOLIO

Micro-Cap Growth Portfolio seeks long-term capital appreciation.

The Portfolio primarily invests in equity securities of micro-cap companies (i.e., companies with a market capitalization of less than $300 million) at the time of purchase. The Portfolio primarily invests in common stock but may also invest in preferred stock and securities convertible into equity securities. In selecting equity securities, the Portfolio invests in securities that the Portfolio's investment sub-adviser believes show sustainable earnings growth potential and improving profitability.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - GROWTH STOCK RISK - the risk that if the assessment by the Portfolio's investment sub-adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment sub-adviser has placed on it.

   - INITIAL PUBLIC OFFERING RISK - the risk that the Portfolio will not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Favorable investments in IPOs have had a significant impact on the Portfolio's performance in some periods. The effect of IPOs on the Portfolio's total returns going forward may not be positive, either as a result of changes in the IPO market or growth of the Portfolio's assets which may reduce its total return.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - MICRO-CAP COMPANY RISK - the risk that equity securities of micro-cap companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 50     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Micro-Cap Growth Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              13.44
'99                                                                             148.77
'00                                                                             -21.05
'01                                                                             -11.33
'02                                                                             -43.64

Best Quarter:          (Q4'99)    82.84%
Worst Quarter:         (Q3'02)   -34.64%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                         From
                                                  1 Year   5 Years    Inception
--------------------------------------------------------------------------------
     Micro-Cap Growth Portfolio
      (inception 10/1/97)                    %    -43.64     2.17        -.65
     Russell 2000 Growth Index                    -30.26    -6.59       -7.92

                                                              SUMMARY         51

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Micro-Cap Growth Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.95

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.25

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(A)           %   1.45

(a) Advantus Capital Management, Inc. (Advantus Capital), investment adviser to certain of the Fund's Portfolios, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of 0.14% of average net assets of the Portfolio. After such absorption, the ratio of total Portfolio operating expenses to average net assets will be 1.34%. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $148        459       792      1,735

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 52     SUMMARY

REAL ESTATE SECURITIES PORTFOLIO

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

The Portfolio invests its assets primarily in real estate and real estate-related securities. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate mortgages or shares issued by other REITs. In selecting securities, the Portfolio's investment adviser considers factors such as a company's financial condition, financial performance, policies and strategies, real estate properties and competitive market condition.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CONCENTRATION RISK - the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry The Portfolio concentrates its investments in the real estate and real estate related industry.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - REAL ESTATE RISK - the risk that the value of the Portfolio's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.

   - REIT-RELATED RISK - the risk that the value of the Portfolio's equity securities issued by REITs will be adversely affected by changes in the value of the underlying property.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         53

PORTFOLIO PERFORMANCE. The following bar chart and table show Real Estate Securities Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'99                                                                              -3.89
'00                                                                              25.61
'01                                                                              10.03
'02                                                                               6.97

Best Quarter:          (Q2'99)    13.98%
Worst Quarter:         (Q3'99)   -10.30%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                      From
                                                           1 Year   Inception
-----------------------------------------------------------------------------
     Real Estate Securities Portfolio (inception
      5/1/98)                                         %     6.97      4.15
     Wilshire Associates Real Estate Securities
      Index                                                 2.64      4.67

        SUMMARY
 54

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Real Estate Securities Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.60

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.33

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   1.18

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $120        375       649      1,432

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         55

                             INVESTING IN THE FUND

MANAGING THE PORTFOLIOS

ADVANTUS CAPITAL. The investment adviser of the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, International Stock Portfolio, Small Company Growth Portfolio, Maturing Government Bond Portfolios, Small Company Value Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101, which has managed the Fund's assets since May 1, 1997. Since its inception in 1994, Advantus Capital has also provided investment advisory services for other Advantus Funds, and has managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Advantus Capital manages the Fund's investments and furnishes all necessary office facilities, equipment and personnel for servicing the Fund's investments. Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life serves as administrative services agent to the Fund.

The Fund and Advantus Capital have obtained an exemptive order from the SEC allowing them to use a "manager of managers" strategy related to management of the Fund. Under this strategy, Advantus Capital may select new Portfolio investment sub-advisers upon the approval of the Fund's Board of Directors and without shareholder approval. Advantus Capital may change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any investment sub-adviser changes. In any event, Fund shareholders may terminate investment sub-adviser arrangements upon a vote of the majority of the applicable outstanding Portfolio shares. Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement and retains ultimate responsibility for the investment performance of each Portfolio employing a sub-adviser. Investors in the Fund (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life or other life insurance companies to which the Fund has sold its shares) are, in effect, electing to have Advantus Capital either manage the investment of a Portfolio's assets or select one or more sub-advisers to achieve that Portfolio's investment objective.

The investment sub-adviser of the International Stock Portfolio is Templeton Investment Counsel, LLC (Templeton Counsel), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. Templeton Counsel provides investment advice and generally conducts the investment management program for the International Stock Portfolio.

The investment sub-adviser of the Small Company Growth Portfolio is Credit Suisse Asset Management, LLC (CSAM), 466 Lexington Avenue, New York, New York 10017. CSAM provides investment advice and generally conducts the investment management program for the Small Company Growth Portfolio.

The investment sub-adviser of the Small Company Value Portfolio is State Street Research & Management Company (State Street Research), One Financial Center, Boston, Massachusetts 02111. State Street Research provides investment advice and generally conducts the investment management program for the Small Company Value Portfolio.

 56     INVESTING IN THE FUND

The investment sub-adviser of the International Bond Portfolio is Julius Baer Investment Management Inc. (JBIM), 330 Madison Avenue, New York, New York 10017. JBIM provides investment advice and generally conducts the investment management program for the International Bond Portfolio.

The investment sub-adviser of the Micro-Cap Growth Portfolio is Wall Street Associates (WSA), La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037. WSA provides investment advice and generally conducts the investment management program for the Micro-Cap Growth Portfolio.

WRIMCO. As discussed above, Advantus Capital has agreed to sell to WRIMCO its assets related to the actively managed equity Portfolios of the Fund (with the exception of Real Estate Securities Portfolio) and has recommended to the Fund's Board of Directors that these Portfolios be merged into corresponding portfolios of the W&R Target Funds, Inc. Because Advantus Capital no longer has the resources to actively manage non-real estate equity funds, the Board of Directors has appointed WRIMCO to serve as the investment advisor to Asset Allocation Portfolio, Capital Appreciation Portfolio, Growth Portfolio, Core Equity Portfolio and Value Stock Portfolio prior to the mergers. Advisory fees payable by the Portfolios will not change under the interim advisory agreement with WRIMCO, and fee waivers currently in effect for Core Equity Portfolio will remain in place. Advisory fees payable to WRIMCO will be deposited in escrow until shareholders of the Portfolios approve an advisory agreement with WRIMCO. If shareholders do not approve an agreement, WRIMCO will receive the lower of the amount in escrow or its costs for performing services under the interim advisory agreement.

WRIMCO and its predecessor have served as the investment manager to W&R Target Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc., W&R Funds, Inc. and each of the registered investment companies in the Waddell & Reed Advisors Funds since 1940 or each company's inception date, whichever is later. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

PORTFOLIO MANAGERS. The following persons serve as the primary portfolio managers for the Portfolios (other than the Index 500 and the Index 400 Mid-Cap Portfolios):

                         PORTFOLIO MANAGER      PRIMARY PORTFOLIO
     PORTFOLIO               AND TITLE            MANAGER SINCE        BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
     Growth           Philip J. Sanders         May 1, 2003         Senior Vice President of WRIMCO; employee of
                      Portfolio Manager                             WRIMCO since August 1998; prior thereto, Lead
                                                                    Manager, Tradestreet Investment Associates

     Bond             Wayne R. Schmidt          May 1, 1991         Vice President of Advantus Capital; Investment
                      Portfolio Manager                             Officer of MIMLIC Management

     Money Market     Steven S. Nelson          May 1, 1999         Vice President of Advantus Capital since
                      Portfolio Manager                             February 1999, Portfolio Manager of Advantus
                                                                    Capital since September 1998; Vice President of
                                                                    Reliastar Investment Research, Inc. from June
                                                                    1996 to September 1998

     Asset            Cynthia P. Prince-Fox     May 1, 2003         Senior Vice President of WRIMCO and Co-Chief
     Allocation       Portfolio Manager                             Investment Officer, Senior Vice President of
                                                                    Austin, Calvert & Flavin, Inc.

     Mortgage         Kent R. Weber             January 1, 1990     Vice President of Advantus Capital
     Securities       Portfolio Manager

     Capital          Philip J. Sanders         May 1, 2003         Senior Vice President of WRIMCO; employee of
     Appreciation     Portfolio Manager                             WRIMCO since August 1998; prior thereto, Lead
                                                                    Manager, Tradestreet Investment Associates

     International    Edgerton Tucker Scott     February 1, 2000    Vice President and Research Analyst, Templeton
     Stock            III                                           Investment Counsel, LLC
                      Vice President and
                      Research Analyst

                                                INVESTING IN THE FUND         57

                         PORTFOLIO MANAGER      PRIMARY PORTFOLIO
     PORTFOLIO               AND TITLE            MANAGER SINCE        BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------


     Small Company    Elizabeth B. Dater        August 10, 2001     Managing Director and Portfolio Manager, CSAM,
     Growth           Co-Portfolio Manager                          since 1999; prior to that time, Managing
                                                                    Director and Portfolio Manager, Warburg Pincus
                                                                    Asset Management, Inc. ("Warburg Pincus"), from
                                                                    1988

                      Sammy Oh                  March 7, 2000       Managing Director and Portfolio Manager, CSAM,
                      Co-Portfolio Manager                          from January 2003; Director and Portfolio
                                                                    Manager, CSAM from 1999; Vice President and
                                                                    Portfolio Manager, Warburg Pincus from 1997

     Maturing         Kent R. Weber             April 25, 1994      Vice President of Advantus Capital
     Government       Portfolio Manager
     Bond - 2006
     and 2010

     Value Stock      Harry M. Flavin           May 1, 2003         Senior Vice President of WRIMCO and President,
                      Co-Portfolio Manager                          Chief Investment Officer and Director of Austin,
                                                                    Calvert & Flavin, Inc.
                      Cynthia P. Prince-Fox     May 1, 2003         Senior Vice President of WRIMCO Co-Chief
                      Co-Portfolio Manager                          Investment Officer, Senior Vice President of
                                                                    Austin, Calvert & Flavin, Inc.

     Small Company    John Burbank              May 25, 2001        Senior Vice President, State Street Research
     Value            Portfolio Manager

                      Paul Haagensen            May 1, 2003         Senior Vice President, State Street Research,
                      Portfolio Manager                             since 2002; previously, portfolio manager and
                                                                    senior analyst, Putnam Investments

                      Caroline Evascu           May 1, 2003         Vice President, State Street Research, since
                      Associate Portfolio                           2001; previously vice president and senior
                      Manager                                       analyst at SG Cowen Asset Management and
                                                                    research associate at Donaldson, Lufkin &
                                                                    Jenrette

     International    Edward C. Dove            October 1, 1997     Director, Fixed Income, Julius Baer Investment
     Bond             Director, Chief                               Management Inc.
                      Investment Officer

     Core Equity      James D. Wineland         May 1, 2003         Senior Vice President of WRIMCO; Vice President
                      Portfolio Manager                             of and Portfolio Manager for Waddell & Reed
                                                                    Asset Management Company from March 1995 to
                                                                    March 1998

     Micro-Cap        William Jeffery, III      October 1, 1997     Principals and Portfolio Managers, Wall Street
     Growth           and                                           Associates
                      Kenneth F. McCain

                      David A. Baratta,         June 11, 1999       Principal and Portfolio Manager, Wall Street
                      Principals and                                Associates, since June 1999; Portfolio Manager
                      Portfolio Managers                            and Executive Vice President, Morgan Grenfell,
                                                                    Inc., New York, New York, from October 1994 to
                                                                    June 1999

     Real Estate      Joseph R. Betlej          May 1, 1998         Vice President of Advantus Capital
     Securities       Portfolio Manager

        INVESTING IN THE FUND
 58

ADVISORY FEES

The Fund pays Advantus Capital monthly fees calculated on an annual basis for each Portfolio. Advantus Capital uses a portion of the applicable fees to pay sub-advisers. The advisory fee paid to Advantus Capital for each Portfolio during 2002, as a percentage of average daily net assets, was as follows:

                                                       AGGREGATE FEE
PORTFOLIO                                             PAID DURING 2002
----------------------------------------------------------------------
     Growth Portfolio                                      0.45%
     Bond Portfolio                                        0.30%
     Money Market Portfolio                                0.25%
     Asset Allocation Portfolio                            0.35%
     Mortgage Securities Portfolio                         0.30%
     Index 500 Portfolio                                   0.13%
     Capital Appreciation Portfolio                        0.50%
     International Stock Portfolio                         0.60%
     Small Company Growth Portfolio                        0.65%
     Maturing Government Bond Portfolios                   0.25%
     Value Stock Portfolio                                 0.50%
     Small Company Value Portfolio                         0.70%
     International Bond Portfolio                          0.60%
     Index 400 Mid-Cap Portfolio                           0.15%
     Core Equity Portfolio                                 0.50%
     Micro-Cap Growth Portfolio                            0.95%
     Real Estate Securities Portfolio                      0.60%

DISTRIBUTION FEES

The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets on an on-going basis, which affects the Portfolio's share price, and, over time, increases the cost of an investment in the Portfolio. These distribution fees may also cost the purchaser of a variable life insurance policy or variable annuity contract which is invested in the Portfolio more over time than other types of sales charges that may be paid in connection with the variable policy or contract. The fees are paid to Securian Financial Services, Inc. (Securian Financial) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolio's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

VOLUNTARY FEE ABSORPTION

Advantus Capital is currently voluntarily absorbing all fees and expenses that exceed 1.10% of average daily net assets for the Small Company Value Portfolio, 1.07% of average daily net assets for the Core Equity

                                                INVESTING IN THE FUND         59

Portfolio, and 1.34% of average daily net assets for the Micro-Cap Growth Portfolio. Advantus Capital has not agreed to absorb expenses over a specified period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

INVESTMENT OBJECTIVE,
POLICIES AND PRACTICES

GROWTH PORTFOLIO

Growth Portfolio seeks long-term accumulation of capital. Current income is a factor in the selection of securities, but is a secondary objective.

The Portfolio seeks to achieve its goals by investing primarily in common stocks of U.S. and, to a lesser extent, foreign companies. Generally, the Portfolio may invest in a wide range of marketable securities that, in WRIMCO's opinion, offer the potential for growth. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the faster growing sectors of the economy, such as the technology, healthcare and consumer-oriented sectors.

In selecting securities for the Portfolio, WRIMCO utilizes a combination of quantitative and fundamental research. Quantitative research focuses on identifying companies with attractive growth, profitability and valuation measures. Fundamental research analyzes a specific company to examine its competitive position within its industry and to determine its growth expectations. A security may be sold when WRIMCO believes the company's growth and/or profitability characteristics are deteriorating, it no longer maintains a competitive advantage or more attractive opportunities arise.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or fixed-income securities or in common stocks chosen for their relative stability, rather than for their growth potential. By taking a defensive position, the Portfolio may not achieve its investment objectives.

In addition to the investments discussed in the Prospectus, the Portfolio may invest in other types of securities and use certain instruments in seeking to achieve its objectives. For example, the Portfolio may invest in options, futures contracts or other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Please see the Statement of Additional Information for more information about the Portfolios' permitted investments.

RISKS. The main risks of investing in the Portfolio are discussed in the summary. In addition, the Portfolio is subject to risk in connection with its investments in smaller companies. Although the Portfolio typically invests in companies having a market capitalization of at least $1 billion, it may invest in companies of any size. Market risk for small and medium sized companies may be greater than that for large companies. Stocks of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations. For a more detailed description of these risks, see "Mid Size Company Risk" and "Small and Micro-Cap Company Risk" under "Investing in the Fund - Defining Risks." Additional risk information is provided in the Statement of Additional Information.

BOND PORTFOLIO

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

 60     INVESTING IN THE FUND

It is the Portfolio's policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in bonds (for this purpose, "bonds" includes any debt security). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests primarily in a variety of investment-grade debt securities which include:

   - investment-grade corporate debt obligations and mortgage-backed securities

   - debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds)

   - investment-grade mortgage-backed securities issued by governmental agencies and financial institutions

   - investment-grade asset-backed securities

   - U.S. dollar denominated investment-grade debt securities issued by foreign governments and companies and publicly traded in the United States

   - debt obligations of U.S. banks, savings and loan associations and savings banks

The Portfolio will invest a portion of its assets in investment-grade debt obligations issued by domestic companies in a variety of industries. The Portfolio may invest in long-term debt securities (i.e., maturities of more than 10 years), intermediate debt securities (i.e., maturities from 3 to 10 years) and short-term debt securities (i.e., maturities of less than 3 years). In selecting corporate debt securities and their maturities, Advantus Capital seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Portfolio may also invest a portion of its assets in government and non-governmental mortgage-related securities, including CMOs, and in stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter

                                                INVESTING IN THE FUND         61
duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt, mortgage-related and asset-backed securities portfolio will range from four to seven years.

In addition, the Portfolio may invest lesser portions of its assets in interest rate and other bond futures contracts, convertible and non-convertible investment-grade and non-investment grade debt securities issued by domestic governments and companies, restricted and illiquid securities, options (the Portfolio may purchase, sell and write put and call options), stripped asset-backed securities, securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, securities of other mutual funds, preferred stocks and other equity securities obtained upon conversion of debt securities or warrants, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Call Risk

   - Credit Risk

   - Diversification Risk

   - Extension Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

Although the Portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation.

The Portfolio invests in a variety of U.S. dollar denominated money market securities, including:

   - securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (including bills, notes, bonds and certificates of indebtedness)

   - obligations of domestic banks, savings and loan associations, savings banks with total assets of at least $2 billion (including certificates of deposit, bank notes, commercial paper, time deposits and bankers' acceptances)

   - U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with total assets of at least $2 billion

   - U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with total assets of at least $2 billion

 62     INVESTING IN THE FUND

   - U.S. dollar denominated securities issued by foreign governments and companies and publicly traded in the United States

   - obligations of supranational entities such as the International Bank for Reconstruction and Development

   - domestic corporate, domestic limited partnership and affiliated foreign corporate obligations (including commercial paper, notes and bonds)

In addition, the Portfolio may invest lesser portions of its assets in securities of other mutual funds and restricted and illiquid securities.

The Portfolio invests only in high quality securities. Generally, the Portfolio may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Portfolio only invests in securities that mature in 397 calendar days or less from the date of purchase. The Portfolio maintains an average weighted maturity of 90 days or less.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Credit Risk

   - Diversification Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Stable Price Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

ASSET ALLOCATION PORTFOLIO

Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk.

The Portfolio invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. In general, the Portfolio invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Portfolio owns common stocks in order to provide possible appreciation of capital and some dividend income. The Portfolio ordinarily invests at least 25% of its total assets in fixed income securities.

In its equity investments, the Portfolio invests primarily in medium to large, well-established companies, that typically issue dividend producing securities. The majority of the Portfolio's debt holdings are either U.S. Government securities or investment grade corporate bonds, that include bonds rated BBB and higher by Standard & Poor's Ratings Service or Baa and higher by Moody's Investors Service, Inc. or, if unrated, deemed by WRIMCO to be of comparable quality. The Portfolio has no limitations on the range of maturities of debt securities in which it may invest. The Portfolio may invest in foreign securities.

WRIMCO may look at a number of factors in selecting securities for the Portfolio. For equity investments, WRIMCO may emphasize a blend of value and growth potential. For value securities, WRIMCO looks for undervalued companies whose asset value or earnings power is not reflected in the price of their stock. In selecting growth securities, WRIMCO seeks to identify securities whose earnings are likely to grow faster than the economy. In selecting debt securities for the Portfolio WRIMCO seeks high-quality securities with minimal credit risk.

                                                INVESTING IN THE FUND         63

Generally, in determining whether to sell an equity security, WRIMCO uses the same analysis that it uses in order to determine if the equity security is still undervalued or has ceased to offer the desired growth potential. In determining whether to sell a debt security, WRIMCO will consider whether the debt security continues to maintain its minimal credit risk. WRIMCO may also sell a security if the security ceases to produce income or otherwise to take advantage of attractive investment opportunities and/or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

In addition to the investments discussed in the Prospectus, the Portfolio may invest in other types of securities and use certain instruments in seeking to achieve its objective. For example, the Portfolio may invest in options, futures contracts, asset-backed securities or other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Please see the Statement of Additional Information for more information about the Portfolios' permitted investments.

RISKS. The main risks of investing in the Portfolio are discussed in the Summary. Additional risk information is provided in the Statement of Additional Information.

MORTGAGE SECURITIES PORTFOLIO

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in mortgage-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests a major portion of its assets in high and investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations
(CMOs) and stripped mortgage-backed securities.

In selecting mortgage-related securities, Advantus Capital considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (i.e., residential versus commercial real estate) and the type of underlying mortgage loan (i.e., a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Advantus Capital also considers current and expected trends in economic conditions, interest rates and the mortgage market, and selects securities which, in its judgment, are likely to perform well in those circumstances.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. In addition, the Portfolio may, at the time of purchase, invest up to 15% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Fund's Board of Directors. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Portfolio bears the costs of registering such securities. The Portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. As of December 31, 2002, the Portfolio had 5.0% of its net assets invested in illiquid securities, and 19.6% of its net assets invested in restricted securities

 64     INVESTING IN THE FUND
deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 15% of the Portfolio's net assets being invested in illiquid securities.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Portfolio may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Portfolio may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal governmental guarantors of mortgage-related securities are the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). FNMA and FHLMC generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (i.e., savings and loan institutions, commercial banks and mortgage bankers).

The Portfolio may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Portfolio may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the security holder to receive the interest portion of cash payments, while the principal component only allows the security holder to receive the principal portion of cash payments.

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

As a rule of thumb, a portfolio of fixed income securities (including mortgage-related securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of mortgage-related securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of mortgage-related securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its investment portfolio will range from one to seven years.

In addition, the Portfolio may invest lesser portions of its assets in non-investment grade mortgage-related securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, certificates of deposits, bankers' acceptances, investment-grade commercial paper, convertible and non-convertible investment-grade and non-investment grade corporate debt securities, securities of other mutual funds, direct mortgage investments, interest rate and other bond futures contracts, asset-backed and stripped asset-backed securities, repurchase agreement transactions, when-issued or forward commitment transactions and mortgage dollar rolls. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Call Risk

   - Concentration Risk

   - Credit Risk

   - Diversification Risk

   - Extension Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

INDEX 500 PORTFOLIO

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 500. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 500, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500.

Advantus Capital utilizes a computer program to confirm the Portfolio's S&P 500 replication and to round off security weightings.

Under normal conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 500 (investments covered by this 80% policy may also include S&P 500 stock index futures contracts or S&P 500 depositary receipts, each of which have economic characteristics similar to an investment in the S&P 500). The 80% investment

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

policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, stock index futures contracts, securities of other mutual funds, restricted and illiquid securities, index depositary receipts, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Standard & Poor's Rating Services (S&P), a division of the McGraw-Hill Companies, Inc., designates the stocks included in the S&P 500. From time to time, S&P may add or delete stocks from the S&P 500. Inclusion of a stock in the S&P 500 does not imply an opinion by S&P as to its investment merit. "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Index Performance Risk

   - Inflation Risk

   - Large Company Risk

   - Market Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

CAPITAL APPRECIATION PORTFOLIO

Capital Appreciation Portfolio seeks growth of capital.

The Portfolio seeks to achieve its goal by investing primarily in common stocks of U.S. and, to a lesser extent, foreign companies. Generally, the Portfolio may invest in a wide range of marketable securities that, in WRIMCO's opinion, offer the potential for growth. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the faster growing sectors of the economy, such as the technology, healthcare and consumer-oriented sectors.

In selecting securities for the Portfolio, WRIMCO utilizes a combination of quantitative and fundamental research. Quantitative research focuses on identifying companies with attractive growth, profitability and valuation measures. Fundamental research analyzes a specific company to examine its competitive position within its industry and to determine its growth expectations. A security may be sold when WRIMCO believes the company's growth and/or profitability characteristics are deteriorating, it no longer maintains a competitive advantage or more attractive opportunities arise.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or fixed-income securities or in common stocks chosen for their relative stability, rather than for their growth potential. By taking a defensive position, the Portfolio may not achieve its investment objective.

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

In addition to the investments discussed in the Prospectus, the Portfolio may invest in other types of securities and use certain instruments in seeking to achieve its objective. For example, the Portfolio may invest in options, futures contracts or other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Please see the Statement of Additional Information for more information about the Portfolios' permitted investments.

RISKS. The main risks of investing in the Portfolio are discussed in the summary. In addition, the Portfolio is subject to risk in connection with its investments in smaller companies. Although the Portfolio typically invests in companies having a market capitalization of at least $1 billion, it may invest in companies of any size. Market risk for small and medium sized companies may be greater than that for large companies. Stocks of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations. For a more detailed description of these risks, see "Mid Size Company Risk" and "Small and Micro-Cap Company Risk" under "Investing in the Fund - Defining Risks." Additional risk information is provided in the Statement of Additional Information.

INTERNATIONAL STOCK PORTFOLIO

International Stock Portfolio seeks long-term capital growth.

Under normal circumstances, the Portfolio invests at least 80% of its assets (exclusive of collateral received in connection with securities lending) in equity securities of small, mid and large capitalization foreign companies. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio may invest in securities of companies or governments in developed foreign markets or in developing or emerging markets. Under normal circumstances, the Portfolio will maintain investments in at least three foreign countries.

The Portfolio invests in equity securities. Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants or rights to purchase such securities. In selecting equity securities, Templeton Counsel, the Portfolio's investment sub-adviser, performs a company-by-company analysis, rather than focusing on a specific industry or economic sector. Templeton Counsel concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value will also be considered.

The Portfolio may also invest a lesser portion of its assets in closed-end investment companies, restricted and illiquid securities, U.S. government, domestic and foreign investment-grade debt securities, American Depositary Receipts, European Depositary Receipts, securities and index futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, options (the Portfolio may purchase, sell and write put and call options), securities of other mutual funds, non-investment grade debt securities, repurchase agreement transactions, securities purchased on a when-issued or forward commitment basis and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

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

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Credit Risk

   - Currency Risk

   - Diversification Risk

   - Emerging Markets Risk

   - Euro Conversion Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Large Company Risk

   - Market Risk

   - Mid Size Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

   - Small Company Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization growth companies at the time of purchase. The Portfolio primarily invests in common stocks but may also invest in preferred stocks and securities convertible into equity securities. In selecting equity securities, the Portfolio's investment sub-adviser employs a growth investment style and looks for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

Under normal market conditions, the Portfolio will invest at least 80% of net assets plus any borrowings for investment purposes (exclusive of collateral received in connection with securities lending) in equity securities of small companies. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio considers a "small" company to be one whose market capitalization at the time of purchase is within the range of capitalizations of companies in the Russell 2000 Index.

Some companies may outgrow the definition of a small company after the Portfolio has purchased their securities. These companies continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small company equities. In addition, the Portfolio may invest in companies of any size once the 80% policy is met. As a result, the Portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

From time to time, the Portfolio may also invest a lesser portion of its assets in securities of mid and large capitalization companies (i.e. companies with market capitalizations in excess of the range of capitalizations of companies in the Russell 2000 Index).

In selecting equity securities of growth companies for the Portfolio, CSAM looks for:

   - Companies still in the developmental stage

   - Older companies that appear to be entering a new stage of growth

   - Companies providing products or services with a high unit-volume growth rate

                                                INVESTING IN THE FUND         69

The Portfolio may also invest in emerging-growth companies - small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, investment-grade corporate debt securities, foreign securities, warrants, stock index futures contracts, options (the Portfolio may purchase, sell and write put and call options), index depositary receipts, repurchase agreement transactions, securities of other mutual funds and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Growth Stock Risk

   - Inflation Risk

   - Market Risk

   - Mid Size Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

   - Small Company Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MATURING GOVERNMENT BOND PORTFOLIOS

Each of the Maturing Government Bond Portfolios seeks as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date.

Each of the Portfolios primarily invests in zero coupon securities. Zero coupon securities include securities issued by the United States Treasury (Stripped Treasury Securities), by the U.S. government and its agencies and instrumentalities (Stripped Government Securities) and by domestic corporations (Stripped Corporate Securities). Under normal circumstances, each Portfolio will invest at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in Stripped Treasury Securities and Stripped Government Securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

"Stripped Treasury Securities" consist of (a) debt obligations issued by the U.S. Treasury that are stripped of their respective unmatured interest coupon and (b) receipts and certificates for such stripped debt obligations and stripped interest coupons. "Stripped Government Securities" consist of zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by trusts to which payment of principal and interest are guaranteed by the U.S., and by other government sponsored corporations. "Stripped Corporate Securities" consist of zero coupon debt securities issued by domestic corporations, interest coupons stripped from corporate debt obligations and receipts and certificates for such stripped debt obligations and stripped coupons.

Zero coupon securities are securities that pay no cash income and are sold at a discount from their stated maturity value. When held to maturity, the entire return on zero coupon securities generally consists of the difference between each security's purchase price and its respective maturity value. As a result, an investor knows this difference at the time of purchase and can determine the investment return from such securities.

 70     INVESTING IN THE FUND

However, since each Portfolio may invest in other non-zero coupon securities and instruments (as discussed below), such Portfolio's total investment return will vary from the aggregate purchase price-maturity value spread of its zero coupon securities. Nevertheless, these non-zero coupon securities will also describe an anticipated yield to a designated maturity date. In order to obtain an amount approximating the anticipated return from each Portfolio's zero coupon holdings, an investor should hold Portfolio shares until the respective maturity date of the applicable Portfolio.

The anticipated total return on an investment in each Portfolio will vary if shares of the Portfolio are redeemed prior to the stated maturity date. Generally, the value of zero coupon and non-zero coupon holdings prior to the stated maturity date may increase or decrease with changes in prevailing interest rates. Since shares redeemed prior to maturity are redeemed at net asset value (i.e. a value based on the current market value of the Portfolio's holdings per share), an investor may receive a significantly different investment return than anticipated at the time of purchase upon redemption prior to maturity. Return may also be affected by cash flow transactions affecting the Portfolio (i.e., redemptions by others or purchases of Portfolio shares).

Each Portfolio will mature on a specific target date. The current target dates are September 2006 and 2010. On each such target date, the Portfolio will be converted to cash and reinvested in another Fund Portfolio at the direction of the investor. If the investor does not provide reinvestment instructions, then the proceeds will automatically be invested in Money Market Portfolio.

As a rule of thumb, a portfolio of fixed income securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of fixed income securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer effective duration is more price sensitive than a security with a shorter duration. In general, a portfolio of fixed income securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. Each Portfolio expects that under normal circumstances the effective duration of its investment portfolio will range within one year of the Portfolio's remaining maturity. Thus, if the time remaining to a Portfolio's target maturity date is five years, the Portfolio's duration will range from four to six years.

In addition, each Portfolio may invest lesser portions of its assets in other investment-grade debt obligations, restricted and illiquid securities, securities of other mutual funds, repurchase agreement transactions, cash, cash equivalent items and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in each of the Portfolios is subject to the following risks:

   - Credit Risk

   - Diversification Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

                                                INVESTING IN THE FUND         71

VALUE STOCK PORTFOLIO

Value Stock Portfolio seeks long-term accumulation of capital. The production of income is a secondary objective of the Portfolio.

The Portfolio seeks to achieve its goals by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Portfolio seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio typically invests in large-cap companies, it may invest in securities of any size company. Under normal circumstances, the Portfolio will invest at least 80% of its total assets (exclusive of collateral received in connection with securities lending) in common stocks issued by mid and large capitalization companies (market capitalizations of at least $1.5 billion) that are publicly traded in the United States.

WRIMCO utilizes both fundamental research and quantitative analysis to identify securities for the Portfolio. The Portfolio will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. The Portfolio may also invest in growth stocks that are, in WRIMCO's opinion, temporarily undervalued.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. WRIMCO considers numerous factors in its analysis of issuers and stocks, including the following:

   - intrinsic value of the company not reflected in stock price

   - historical earnings growth

   - future expected earnings growth

   - company's position in its respective industry

   - industry conditions

   - competitive strategy

   - management capabilities

   - free cash flow potential

The Portfolio will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO's expectations.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. government securities) or preferred stocks, or both, by taking a temporary defensive position, the Portfolio may not achieve its investment objectives.

In addition to the investments discussed in the Prospectus, the Portfolio may invest in other types of securities and use certain instruments in seeking to achieve its objectives. For example, the Portfolio may invest in options, futures contracts or other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Please see the Statement of Additional Information for more information about the Portfolios' permitted investments.

 72     INVESTING IN THE FUND

RISKS. The main risks of investing in the Portfolio are discussed in the Summary. In addition, the Portfolio is subject to risk in connection with its investments in smaller companies. Although the Portfolio typically invests in large-cap companies, it may invest in companies of any size. Market risk for small and medium sized companies may be greater than that for large companies. Stocks of smaller companies may experience volatile trading and price fluctuations. For a more detailed description of these risks, see "Mid Size Company Risk" and "Small and Micro-Cap Company Risk" under "Investing in the Fund - Defining Risks." Additional risk information is provided in the Statement of Additional Information.

SMALL COMPANY VALUE PORTFOLIO

Small Company Value Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000(R) Value Index. Under normal circumstances, at least 80% of the Portfolio's net assets (exclusive of collateral received in connection with securities lending) will be invested in common stocks of small capitalization domestic companies and foreign companies that are publicly traded in the United States. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. Some companies may outgrow the definition of a small capitalization company after the Portfolio has purchased their securities. These companies continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small capitalization companies.

The Portfolio may also invest in preferred stock and other securities convertible into equity securities. From time to time, the Portfolio will also invest a lesser portion of its assets in securities of mid and large capitalization companies (i.e., companies with a market capitalization larger than that defined above).

In selecting value stocks and other equity securities, State Street Research primarily looks to equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that State Street Research believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services, that may improve their business prospects or competitive position. In assessing relative value, State Street Research will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. As a secondary focus, State Street Research may also consider an investment's potential to provide current income. In seeking to achieve its investment objectives, the Portfolio may also invest in equity securities of companies that Advantus Capital believes show potential for sustainable earnings growth above the average market growth rate.

The Portfolio's purchases of equity securities may include shares of common stock that are part of a company's initial public offering. In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, securities of other mutual funds, foreign securities, warrants, repurchase agreement transactions, stock index futures contracts, options (the Portfolio may purchase, sell and write put and call options), index

                                                INVESTING IN THE FUND         73
depositary receipts and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Inflation Risk

   - Initial Public Offering Risk

   - Market Risk

   - Mid Size Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

   - Small Company Risk

   - Value Stock Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

INTERNATIONAL BOND PORTFOLIO

International Bond Portfolio seeks to maximize current income, consistent with the protection of principal.

Prior to May 1, 2003, the International Bond Portfolio was known as the Global Bond Portfolio and invested in domestic as well as foreign debt securities. Effective as of that date, and pursuant to a change in the investment policies of the Portfolio approved by the Fund's Board of Directors, the Portfolio invests mainly in a variety of investment-grade debt securities issued by foreign issuers. These debt securities include:

   - investment-grade corporate debt obligations issued by foreign corporate issuers

   - investment-grade debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations

   - investment-grade mortgage-backed securities and asset-backed securities issued or sponsored by foreign governmental agencies, financial institutions and other issuers

JBIM, the Portfolio's investment sub-adviser, selects and manages the Portfolio's investments.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in bonds and other debt securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests primarily in investment-grade debt obligations issued by foreign companies in a variety of industries. However, the Portfolio may invest in investment-grade and non-investment-grade Brady Bonds. The Portfolio may invest in long-term debt securities (i.e., maturities of more than 10 years), intermediate debt securities (i.e., maturities from 3 to 10 years) and short-term debt securities (i.e., maturities of less than 3 years). In selecting corporate debt securities and their maturities, JBIM seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

Under normal circumstances, the Portfolio will maintain investments in at least three foreign countries. The Portfolio may invest in securities or governments in developed foreign markets or in developing or emerging markets. The Portfolio may also invest up to 20% of its net assets in U.S. debt obligations issued or guaranteed by the U.S. government.

The Portfolio may also invest a portion of its assets in CMOs, stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among

 74     INVESTING IN THE FUND
various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. As a very broad approximation, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt, mortgage-related and asset-backed securities portfolio will range from three to eight years.

In addition, the Portfolio may invest lesser portions of its assets in interest rate and securities futures contracts, options on interest rate or securities futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, options on foreign currency futures contracts, non-investment grade debt securities, securities index futures contracts, options on securities index futures contracts, interest rate and index swap agreement transactions, restricted and illiquid securities, options (the Portfolio may purchase, sell and write put and call options), securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, American Depositary Receipts, Global Depositary Receipts, securities of other mutual funds, warrants, repurchase agreement transactions, reverse repurchase agreement transactions, cash, cash equivalent items and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Call Risk

   - Credit Risk

   - Currency Risk

   - Diversification Risk

   - Euro Conversion Risk

   - Extension Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

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INDEX 400 MID-CAP PORTFOLIO

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 400. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 400, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 400.

Advantus Capital utilizes a computer program to confirm the Portfolio's S&P 400 replication and to round off security weightings.

Under normal conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 400 (investments covered by this 80% policy may also include S&P 400 stock index futures contracts or S&P 400 depositary receipts, each of which have economic characteristics similar to an investment in the S&P 400). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, securities of other mutual funds, restricted and illiquid securities, index depositary receipts, stock index futures contracts, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

S&P designates the stocks included in the S&P 400. From time to time, S&P may add or delete stocks from the S&P 400. Inclusion of a stock in the S&P 400 does not imply an opinion by S&P as to its investment merit. "Standard & Poor's," "S&P," "S&P 400" and "Standard & Poor's MidCap 400," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Index Performance Risk

   - Inflation Risk

   - Market Risk

   - Mid Size Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

CORE EQUITY PORTFOLIO

Core Equity Portfolio seeks high total return.

Prior to May 1, 2003, the Core Equity Portfolio was known as the Macro-Cap Value Portfolio. The Portfolio seeks to achieve its goal by primarily investing, during normal market conditions, in common stocks of large, high-quality U.S., and to a lesser extent foreign, companies that have the potential for capital appreciation, or that WRIMCO expects to resist market decline, and that are well known, have been consistently profitable

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

and have dominant market positions in their industries. The Portfolio will, under normal market conditions, invest at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in equity securities. Although the Portfolio typically invests in large companies, it may invest in securities of any size company.

WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including a company's:

   - profitability record

   - history of improving sales and profits

   - management

   - leadership position in its industry

   - stock price value

   - dividend payment history

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or continued dividend payments. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to all of the Portfolio's assets, including any one or more of the following:

   - hold cash, commercial paper, certificates of deposit or other short-term investments

   - invest in debt securities (including short-term U.S. Government securities)

   - invest in convertible preferred stock

By taking a temporary defensive position the Portfolio may not achieve its investment objective.

RISKS. The main risks of investing in the Portfolio are discussed in the Summary. In addition, the Portfolio is subject to risk in connection with its investments in smaller companies. Although the Portfolio typically invests in large companies, it may invest in companies of any size. Market risk for small and medium sized companies may be greater than that for large companies. Stocks of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations. For a more detailed description of these risks, see "Mid Size Company Risk" and "Small and Micro-Cap Company Risk" under "Investing in the Fund - Defining Risks." Additional risk information is provided in the Statement of Additional Information.

MICRO-CAP GROWTH PORTFOLIO

Micro-Cap Growth Portfolio seeks long-term capital appreciation.

The Portfolio primarily invests in various types of equity securities of micro-cap companies (i.e., companies with a float-adjusted market capitalization of less than $300 million) at the time of purchase. "Float-adjusted market capitalization" refers to the market capitalization of the freely-tradable shares of a company available to the public. That is, it is the total market capitalization less the shares not freely and publicly available (i.e.,

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

unregistered or restricted shares (including shares subject to "lock ups"), treasury shares held by the company, and other unavailable shares as determined by the Portfolio's sub-adviser). In the first year after a company's initial public offering (IPO), the float-adjusted market capitalization includes all the shares issued in the IPO, as well as all other shares available to the market. If a company's float-adjusted market capitalization exceeds $300 million after the Portfolio purchases the company's securities, the Portfolio may nevertheless hold such securities.

The Portfolio primarily invests in common stocks but may also invest in preferred stocks and securities convertible into equity securities. Under normal circumstances, at least 80% of the Portfolio's net assets (exclusive of collateral received in connection with securities lending) will be invested in common stocks of companies which are micro-cap companies at the time of purchase. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. From time to time, the Portfolio may also invest a lesser portion of its assets in securities of larger capitalization companies (i.e., companies with float-adjusted market capitalizations of at least $300 million).

In selecting equity securities for the Portfolio, WSA, the Portfolio's investment sub-adviser, primarily looks to an investment's potential for sustainable earnings growth and improving profitability. In selecting securities with earnings growth potential, WSA considers factors such as a company's competitive market position, quality of management, growth strategy, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain current rate of growth. In seeking to achieve its investment objective, the Portfolio may also invest in equity securities of companies that WSA believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

The Portfolio's purchases of equity securities may include shares of common stock that are part of a company's initial public offering. In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, investment-grade and non-investment grade corporate debt securities, foreign securities, warrants, stock index futures contracts, options (the Portfolio may purchase, sell and write put and call options), index depositary receipts, repurchase agreement transactions, securities of other mutual funds and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Growth Stock Risk

   - Inflation Risk

   - Initial Public Offering Risk

   - Market Risk

   - Micro-Cap Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

REAL ESTATE SECURITIES PORTFOLIO

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

Under normal circumstances, at least 80% of the Portfolio's net assets (exclusive of collateral received in connection with securities lending) will be invested in real estate and real estate-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

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

The Portfolio will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Portfolio does not invest directly in real estate.

"Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate brokers and developers and real estate holding companies.

"Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by REITs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Portfolio mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax.

The Portfolio may invest in securities of small, mid and large capitalization companies. Advantus Capital assesses an investment's potential for sustainable earnings growth over time. In selecting securities, Advantus Capital considers factors such as a company's financial condition, financial performance, quality of management, policies and strategies, real estate properties and comparative market position.

In addition, the Portfolio may invest lesser portions of its assets in securities issued by companies outside of the real estate industry. The Portfolio may also invest in non-real estate related equity securities, warrants, convertible debt securities, investment-grade fixed income securities, securities of other mutual funds, repurchase agreement transactions, restricted and illiquid securities, stock index futures contracts, options (the Portfolio may purchase, sell and write put and call options), American Depository Receipts, securities purchased on a when issued or forward commitment basis and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Concentration Risk

   - Credit Risk

   - Diversification Risk

   - Extension Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Limited Portfolio Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

   - Real Estate Risk

   - REIT-Related Risk

   - Sector Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

   - Small Company Risk

A detailed description of these risks is set forth in "- Defining Risks" below.

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

INVESTMENT PRACTICES COMMON TO THE PORTFOLIOS

In an attempt to respond to adverse market, economic, political or other conditions, each of the Portfolios may invest for temporary defensive purposes in various short-term cash and cash equivalent items, or as otherwise described above. When investing for temporary defensive purposes, a Portfolio may not always achieve its investment objective.

PORTFOLIO TURNOVER

Before investing in a Portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Portfolio's future returns. In general, the greater the volume of buying and selling by the Portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return. Portfolio turnover rates for the last five years are presented in the Financial Highlights included in the Summary for each Portfolio, above.

The Portfolios, while they generally do not invest or trade for short-term profits, are actively managed and the Portfolio managers may trade securities frequently. As a result, each Portfolio may, from time to time, have an annual portfolio turnover rate of over 100%. Factors contributing to a Portfolio's higher turnover rate may include general market volatility, significant positive or negative developments concerning particular securities holdings, an attempt to maintain the Portfolio's market capitalization target and the need to sell holdings to meet redemption requests. While higher turnover rates may result in increased transaction costs, the managers of the Portfolios attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured. In the case of the International Bond Portfolio, for example, the frequent use of forward foreign currency exchange contracts to hedge against variations in foreign currency exchange rates contributes to substantially higher turnover rates. During the year ended December 31, 2002, the following Portfolios had turnover rates in excess of 100%: Bond (140.8%), Asset Allocation (116.5%), Value Stock (112.4%) and International Bond (304.1%).

DEFINING RISKS

Investment in each Portfolio involves risks. A Portfolio's yield and price are not guaranteed, and the value of an investment in a Portfolio will go up or down. The value of an investment in a particular Portfolio may be affected by the risks of investing in that Portfolio as identified for each Portfolio in " -Investment Objective, Policies and Practices" above. The following glossary describes those identified risks associated with investing in the Portfolios.

   - CALL RISK - is the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Portfolio is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Portfolio would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's income.

   - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

   - CONCENTRATION RISK - is the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate

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

     its investments in a single industry. The Portfolio is subject to concentration risk if the Portfolio invests more than 25% of its total assets in a particular industry. The Mortgage Securities and Real Estate Securities Portfolios each concentrates its investments in a single industry.

   - CREDIT RISK - is the risk that an issuer of a debt security, mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Portfolio. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security's or obligation's liquidity and make it more difficult to sell. The Portfolio may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Portfolio purchases unrated securities and obligations, it will depend on its investment adviser's or sub-adviser's analysis of credit risk more heavily than usual.

   - CURRENCY RISK - is the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. Attempts by the Portfolio to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Portfolio's hedging transactions may cause the Portfolio to be unable to take advantage of a favorable change in the value of foreign currencies.

   - DIVERSIFICATION RISK - is the risk that, as a result of investing more than 5% of its total assets in the securities of a single issuer, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a more diversified investment portfolio. A Portfolio (other than International Bond Portfolio) may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. With respect to the other 25% of its total assets, however, a Portfolio is subject to diversification risk if it invests more than 5% of its total assets in the securities of a single issuer. As a non-diversified investment company, International Bond Portfolio may particularly be subject to diversification risk since the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 100% of its total investment portfolio.

   - EMERGING MARKETS RISK - is the risk that the value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investments and private property.

   - EURO CONVERSION RISK - is the risk that the value of foreign securities of companies located in European Monetary Union (EMU) countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Portfolio. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Portfolio holds non-U.S. dollar (Euro or

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

     other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

   - EXTENSION RISK - is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities.

   - FOREIGN SECURITIES RISK - is the risk that the value of foreign companies or foreign government securities held by the Portfolio may be subject to greater volatility than domestic securities. Risks of foreign securities include, among other things:

     POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social or economic instability in the country of the issuer of the security, the difficulty of predicting international trade patterns, the possibility of exchange controls, expropriation, limits on currency removal or nationalization of assets.

     FOREIGN TAX RISK. The Portfolio's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Portfolio may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties. To the extent foreign income taxes are paid by the Portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

     FOREIGN INVESTMENT RESTRICTION RISK. Some countries, particularly emerging market countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

     FOREIGN SECURITIES MARKET RISK. Securities of many foreign companies may be less liquid and their prices more volatile than securities of domestic companies. Securities of companies traded outside the U.S. may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. Moreover, foreign stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the U.S. In addition, there may be delays in the settlement of foreign stock exchange transactions.

     INFORMATION AND REMEDIES RISK. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to domestic companies. As a result, less information may be available to investors concerning foreign issuers. In addition, the Portfolio may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with domestic companies in domestic courts.

   - GROWTH STOCK RISK - is the risk that if the assessment by the Portfolio's investment adviser or sub-adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser or sub-adviser has placed on it.

   - INCOME RISK - is the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INDEX PERFORMANCE RISK - is the risk that the Portfolio's ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index's sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Portfolio, commissions and other expenses.

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   - INFLATION RISK - is the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the value of the Portfolio's dividends. Fixed-rate debt securities may be more susceptible to this risk than floating-rate debt securities or equity securities, whose value and dividends may increase in the future.

   - INITIAL PUBLIC OFFERING RISK - is the risk that the Portfolio will not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Investments in IPOs can have a significant positive impact on the Portfolio's performance. The positive effect of investments of IPOs may not be sustainable because of a number of factors. The Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Portfolio grows.

   - INTEREST RATE RISK - is the risk that the value of a debt security, mortgage-backed security or fixed income obligation will decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

   - LARGE COMPANY RISK - is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

   - LIMITED PORTFOLIO RISK - is the risk that an investment in the Portfolio may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers. The Portfolio is subject to limited portfolio risk because the Portfolio may invest in a smaller number of individual issuers than other portfolios.

   - MARKET RISK - is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Portfolio's investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

   - MID SIZE COMPANY RISK - is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

   - PORTFOLIO RISK - is the risk that Portfolio performance may not meet or exceed that of the market as a whole. The performance of the Portfolio will depend on the Portfolio's investment adviser's or sub-adviser's judgment of economic and market policies, trends in investment yields and monetary policy.

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   - PREPAYMENT RISK - is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Portfolio must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Portfolio. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

   - REAL ESTATE RISK - is the risk that the value of the Portfolio's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

   - REIT-RELATED RISK - is the risk that the value of the Portfolio's equity REIT securities will be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940.

   - SECTOR RISK - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

   - SECURITIES LENDING RISK - is the risk that the Portfolio may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Portfolio enters into loan arrangements only with institutions that the Portfolio's investment adviser or sub-adviser has determined are creditworthy.

   - SHORT-TERM TRADING RISK - is the risk that a Portfolio may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Portfolio's transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio's market capitalization target, and the need to sell a security to meet redemption activity.

   - SMALL AND MICRO-CAP COMPANY RISK - is the risk that equity securities of small and micro-cap capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of micro-cap and small capitalization companies at the desired time and place.

   - STABLE PRICE RISK - is the risk that the Money Market Portfolio will not be able to maintain a stable share price of $1.00. There may be situations where the Portfolio's share price could fall below $1.00, which would reduce the value of an investor's account.

   - VALUE STOCK RISK - is the risk that the value of a security believed by the Portfolio's investment adviser or sub-adviser to be undervalued may never reach what such investment adviser or sub-adviser believes is its full value, or that such security's value may decrease.

 84     INVESTING IN THE FUND

                           BUYING AND SELLING SHARES

BUYING SHARES

Portfolio shares are not offered directly to the public. Portfolio shares are sold to Minnesota Life in connection with its variable life insurance policies and variable annuity contracts. Portfolio shares are also offered to certain other life insurance companies, including but not limited to life insurance affiliates of Minnesota Life. Securian Financial serves as the underwriter of the Fund's shares. It is possible that the Fund may offer Portfolio shares to other investors in the future.

Eligible investors may purchase Portfolio shares on any day the New York Stock Exchange (NYSE) is open for business. The price for Portfolio shares is equal to the Portfolio's net asset value (NAV). NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). NAV is not calculated on: (a) days in which changes in a Portfolio's investment portfolio do not materially change the Portfolio's NAV, (b) days on which no Portfolio shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading. The price for shares of Money Market Portfolio will normally be $1.00. However, there is no assurance that Money Market Portfolio will maintain the $1.00 NAV.

NAV for one Portfolio share is equal to the Portfolio's total investments less any liabilities divided by the number of Portfolio shares. To determine NAV, a Portfolio (other than Money Market Portfolio) generally values its investments based on market quotations. If market quotations are not available for certain Portfolio investments, the investments are valued based on the fair value of the investments as determined in good faith by the Fund's Board of Directors. Debt securities may be valued based on calculations furnished to the Portfolio by a pricing service or by brokers who make a market in such securities. A Portfolio may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Portfolio typically does not calculate NAV. As a result, the NAV of such Portfolio shares may change on days when an investor will not be able to purchase or sell Portfolio shares. Securities in Money Market Portfolio's investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than looking at actual changes in the market value of the instrument.

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Fund. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.

SELLING SHARES

Portfolio shares will be sold at the NAV next calculated after a sale order is received by the Fund. The amount an investor receives may be more or less than the original purchase price for the applicable shares.

EXCHANGING SHARES

Owners of the variable life insurance policies and variable annuity contracts who invest in the Fund may exchange shares of a Portfolio for shares of other Portfolios as described below and subject to the terms and

                                            BUYING AND SELLING SHARES         85
any specific limitations on the exchange or "transfer" privilege, described in the accompanying prospectus for those policies or contracts. An exchange will be made on the basis of the Portfolios' relative net asset values.

Frequent exchanges may interfere with Fund management or operations and drive up Fund costs. The Fund's Portfolios are not designed for market timers, or for large or frequent transfers. To protect shareholders, the Fund may restrict or refuse purchases or exchanges by market timers. A variable annuity contract or variable life insurance policy owner will be considered to be a market timer if that owner has: (i) requested an exchange out of a Portfolio within two weeks of an earlier exchange request, or (ii) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $1 million, or more than 1% of the net assets of the Portfolio, or (iv) followed what otherwise seems to be a timing pattern in the exercise of exchange or transfer rights. Policies or contracts under common control or ownership are combined for the purpose of determining these limitations. The Fund reserves the right to change the terms of or impose other limitations on the exchange privilege.

 86     BUYING AND SELLING SHARES

                              GENERAL INFORMATION

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Portfolio pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Except for Money Market Portfolio, dividends and net capital gains distributions, if any, are generally paid once a year. Dividends for Money Market Portfolio are declared daily and paid on the last business day of the month. Distributions will be reinvested in additional Portfolio shares. Distributions of these additional shares are made at the NAV of the payment date. From time to time, however, the Portfolios may employ a practice known as "consent dividends." Under this method of "distributing" income, the shareholders of the Portfolios consent to treat specified amounts as dividend income for tax purposes even though dividends are not actually paid (either in cash or by reinvestment in additional shares) by the Portfolios.

TAXES

GENERALLY. Each Portfolio is treated as a separate entity for federal income tax purposes. Since Minnesota Life currently is the sole shareholder of the Fund, no discussion regarding the tax consequences to Fund investors is included in this prospectus. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life, please see the accompanying prospectus for those contracts.

SPECIAL PORTFOLIO DIVERSIFICATION REQUIREMENTS. To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940.

Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

MIXED AND SHARED FUNDING

The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Fund is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or (iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material

                                                  GENERAL INFORMATION         87
conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Fund shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

 88     GENERAL INFORMATION

                              FINANCIAL HIGHLIGHTS

The following tables describe each Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Per share data for a share of capital stock and selected information for each period are as follows for each Portfolio:

GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.57      2.52      3.33      2.74      2.40
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income (Loss)                               --        --      (.01)       --       .01
        Net Gains (Losses) on Securities
         (both realized and unrealized)                          (.40)     (.63)     (.68)      .67       .74
                                                              -----------------------------------------------
           Total from Investment Operations                      (.40)     (.63)     (.69)      .67       .75
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --        --        --      (.01)     (.02)
        Distributions from Net Realized Gains                      --      (.32)     (.12)     (.07)     (.39)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.32)     (.12)     (.08)     (.41)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.17      1.57      2.52      3.33      2.74
                                                              ===============================================
     Total Return (a)                                    %     (25.44)   (24.80)   (21.83)    25.67     34.70
     Net Assets, End of Year (in thousands)              $    198,421   298,635   438,717   594,676   468,382
     Ratio of Expenses to Average Daily Net Assets       %        .76       .75       .68       .53       .53
     Ratio of Net Investment Income (Loss) to Average
      Daily Net Assets                                   %        .19      (.11)     (.23)      .12       .40
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       98.7     119.9     119.2      65.3      66.4

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         89

BOND PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.18      1.22      1.18      1.31      1.33
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .06       .06       .08       .07       .06
        Net Gains (Losses) on Securities
         (Both Realized and Unrealized)                           .06       .04       .03      (.10)      .01
                                                              -----------------------------------------------
           Total from Investment Operations                       .12       .10       .11      (.03)      .07
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.14)     (.07)     (.07)     (.07)
        Distributions from Net Realized Gains                      --        --        --      (.03)     (.02)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.14)     (.07)     (.10)     (.09)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.30      1.18      1.22      1.18      1.31
                                                              ===============================================
     Total Return (a)                                    %      10.50      7.90     10.44     (2.73)     6.08
     Net Assets, End of Year (in thousands)              $    276,486   235,318   187,254   181,881   178,793
     Ratio of Expenses to Average Daily Net Assets       %        .61       .60       .61       .56       .55
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       5.20      5.96      6.43      5.92      5.84
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %      140.8     197.8     206.8     140.8     252.1

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 90     FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.00      1.00      1.00      1.00      1.00
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .01       .04       .06       .05       .05
                                                              -----------------------------------------------
           Total from Investment Operations                       .01       .04       .06       .05       .05
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                     (.01)     (.04)     (.06)     (.05)     (.05)
                                                              -----------------------------------------------
           Total Distributions                                   (.01)     (.04)     (.06)     (.05)     (.05)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.00      1.00      1.00      1.00      1.00
                                                              ===============================================
     Total Return (a)                                    %       1.28      3.75      5.96      4.71      4.97
     Net Assets, End of Year (in thousands)              $    163,703   140,058   184,098   156,580   126,177
     Ratio of Expenses to Average Daily Net Assets       %        .57       .57       .58       .56       .58
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       1.26      3.73      5.83      4.61      4.84

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         91

ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.45      2.00      2.39      2.28      2.03
                                                              -----------------------------------------------
     Income From Investment Operations:
        Net Investment Income                                     .04       .03       .05       .05       .05
        Net Gains (Losses) on Securities
         (both realized and unrealized)                          (.17)     (.33)     (.28)      .27       .40
                                                              -----------------------------------------------
           Total from Investment Operations                      (.13)     (.30)     (.23)      .32       .45
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.03)     (.05)     (.10)     (.06)
        Distributions from Net Realized Gains                      --      (.22)     (.11)     (.11)     (.14)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.25)     (.16)     (.21)     (.20)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.32      1.45      2.00      2.39      2.28
                                                              ===============================================
     Total Return (a)                                    %      (8.98)   (14.36)   (10.40)    15.17     23.65
     Net Assets, End of Year (in thousands)              $    374,268   482,160   638,972   750,129   637,997
     Ratio of Expenses to Average Daily Net Assets       %        .65       .64       .61       .53       .53
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       2.46      1.93      2.12      2.28      2.51
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %      116.5     169.4     139.3      97.0     129.6

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 92     FINANCIAL HIGHLIGHTS

MORTGAGE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.18      1.22      1.17      1.22      1.21
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .08       .07       .09       .07       .08
        Net Gains (Losses) on Securities
         (both realized and unrealized)                           .03       .04       .04      (.05)       --
                                                              -----------------------------------------------
           Total from Investment Operations                       .11       .11       .13       .02       .08
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.15)     (.08)     (.07)     (.07)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.15)     (.08)     (.07)     (.07)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.29      1.18      1.22      1.17      1.22
                                                              ===============================================
     Total Return (a)                                    %       9.66      9.04     11.80      1.99      6.57
     Net Assets, End of Year (in thousands)              $    249,802   230,141   151,141   138,815   124,358
     Ratio of Expenses to Average Daily Net Assets       %        .62       .61       .62       .57       .57
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       6.41      6.85      7.30      6.88      6.76
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       82.4      81.9      48.9      79.4     116.7

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         93

INDEX 500 PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       3.47      4.05      4.56      3.91      3.10
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .04       .03       .03       .04       .04
        Net Gains (Losses) on Securities (both
         realized and unrealized)                                (.81)     (.54)     (.44)      .74       .82
                                                              -----------------------------------------------
           Total from Investment Operations                      (.77)     (.51)     (.41)      .78       .86
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.03)     (.03)     (.07)     (.03)
        Distributions from Net Realized Gains                      --      (.04)     (.07)     (.06)     (.02)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.07)     (.10)     (.13)     (.05)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       2.70      3.47      4.05      4.56      3.91
                                                              ===============================================
     Total Return (a)                                    %     (22.37)   (12.25)    (9.39)    20.28     27.99
     Net Assets, End of Year (in thousands)              $    418,897   520,644   584,239   657,824   536,859
     Ratio of Expenses to Average Daily Net Assets       %        .43       .42       .44       .45       .44
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       1.23       .93       .73       .85      1.08
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %        7.8       6.1      12.8      25.6      30.2

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 94     FINANCIAL HIGHLIGHTS

CAPITAL APPRECIATION PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.60      3.06      3.70      3.54      2.85
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Loss                                        --        --      (.01)     (.01)       --
        Net Gains (Losses) on Securities (both
         realized and unrealized)                                (.51)     (.69)     (.30)      .64       .86
                                                              -----------------------------------------------
           Total from Investment Operations                      (.51)     (.69)     (.31)      .63       .86
                                                              -----------------------------------------------
     Less Distributions:
        Distributions from Net Realized Gains                      --      (.77)     (.33)     (.47)     (.17)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.77)     (.33)     (.47)     (.17)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.09      1.60      3.06      3.70      3.54
                                                              ===============================================
     Total Return (a)                                    %     (31.54)   (24.63)   (10.16)    21.51     30.83
     Net Assets, End of Year (in thousands)              $    153,488   256,755   380,983   457,449   392,800
     Ratio of Expenses to Average Daily Net Assets       %        .83       .80       .81       .79       .78
     Ratio of Net Investment (Loss) to Average Daily
      Net Assets                                         %       (.03)      .11      (.17)     (.24)     (.21)
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       43.0      90.3     193.1     114.1      82.7

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         95

INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.34      1.76      1.94      1.73      1.71
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .02       .03       .03       .04       .04
        Net Gains (Losses) on Securities (both
         realized and unrealized)                                (.26)     (.23)     (.02)      .31       .08
                                                              -----------------------------------------------
           Total from Investment Operations                      (.24)     (.20)      .01       .35       .12
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.06)     (.03)     (.05)     (.05)
        Distributions from Net Realized Gains                      --      (.16)     (.16)     (.09)     (.05)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.22)     (.19)     (.14)     (.10)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.10      1.34      1.76      1.94      1.73
                                                              ===============================================
     Total Return (a)                                    %     (17.82)   (11.21)      .81     21.43      6.61
     Net Assets, End of Year (in thousands)              $    223,017   278,545   342,930   363,849   310,873
     Ratio of Expenses to Average Daily Net Assets       %        .99       .97      1.07       .90       .94
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       1.87      1.60      2.10      2.03      2.55
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       32.7      39.4      46.8      34.7      22.4

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 96     FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $        .97      2.05      2.44      1.68      1.65
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Loss                                      (.01)     (.01)     (.01)     (.01)       --
        Net Gains (Losses) on Securities
         (both realized and unrealized)                          (.30)     (.40)     (.22)      .77       .03
                                                              -----------------------------------------------
           Total from Investment Operations                      (.31)     (.41)     (.23)      .76       .03
                                                              -----------------------------------------------
     Less Distributions:
        Distributions from Net Realized Gains                      --      (.67)     (.16)       --        --
                                                              -----------------------------------------------
           Total Distributions                                     --      (.67)     (.16)       --        --
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $        .66       .97      2.05      2.44      1.68
                                                              ===============================================
     Total Return (a)                                    %     (31.80)   (14.70)   (11.28)    45.63      1.27
     Net Assets, End of Year (in thousands)              $    122,888   193,705   240,978   269,881   195,347
     Ratio of Expenses to Average Daily Net Assets       %        .98       .97       .92       .80       .79
     Ratio of Net Investment Income (Loss) to Average
      Daily Net Assets                                   %       (.73)     (.55)     (.47)     (.45)     (.28)
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       61.7      97.8     154.3     105.1      75.5

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         97

MATURING GOVERNMENT BOND 2006 PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                  2002     2001     2000(c)   1999     1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                   $      1.22     1.18      1.09     1.25     1.16
                                                                 --------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                       .06      .06       .07      .07      .05
        Net Gains (Losses) on Securities
         (both realized and unrealized)                             .10      .04       .09     (.16)     .11
                                                                 --------------------------------------------
           Total from Investment Operations                         .16      .10       .16     (.09)     .16
     Less Distributions:
        Dividends from Net Investment Income                         --     (.06)     (.07)    (.07)    (.06)
        Distributions from Net Realized Gains                        --       --        --       --     (.01)
                                                                 --------------------------------------------
           Total Distributions                                       --     (.06)     (.07)    (.07)    (.07)
                                                                 --------------------------------------------
     Net Asset Value, End of Period                         $      1.38     1.22      1.18     1.09     1.25
                                                                 ============================================
     Total Return (a)                                       %     12.99     8.08     15.63    (7.81)   14.37
     Net Assets, End of Period (in thousands)               $    10,650    8,694     6,429    6,261    6,870
     Ratio of Expenses to Average Daily Net Assets (b)      %       .65      .40       .40      .40      .40
     Ratio of Net Investment Income to Average Daily Net
      Assets (b)                                            %      4.81     5.39      5.92     5.76     5.57
     Portfolio Turnover Rate (excluding short-term
      securities)                                           %       5.9      6.4       3.4     19.8     21.6

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Minnesota Life voluntarily absorbed $35,104, $59,498, $61,355, $56,178 and $37,165 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.02%, 1.16%, 1.41%, 1.26% and 1.12%, respectively, and the ratio of net investment income to average daily net assets would have been 4.44%, 4.63%, 4.91% 4.90% and 4.85%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 98     FINANCIAL HIGHLIGHTS

MATURING GOVERNMENT BOND 2010 PORTFOLIO

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
                                                                             Year Ended December 31,
                                                                   2002     2001     2000(c)    1999     1998
---------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                     $     1.27     1.35      1.19      1.41     1.29
                                                                   --------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                        .05      .07       .08       .08      .06
        Net Gains (Losses) on Securities
         (both realized and unrealized)                              .19     (.01)      .17      (.24)     .12
                                                                   --------------------------------------------
           Total from Investment Operations                          .24      .06       .25      (.16)     .18
                                                                   --------------------------------------------
     Less Distributions:
        Dividends from Net Investment income                          --     (.14)     (.08)     (.06)    (.06)
        Distributions from Net Realized Gains                         --       --      (.01)       --       --
                                                                   --------------------------------------------
           Total Distributions                                        --     (.14)     (.09)     (.06)    (.06)
                                                                   --------------------------------------------
     Net Asset Value, End of Period                           $     1.51     1.27      1.35      1.19     1.41
                                                                   ============================================
     Total Return (a)                                         %    18.85     4.96     21.36    (11.54)   14.28
     Net Assets, End of Period (in thousands)                 $    9,359    5,855     5,537     4,942    5,648
     Ratio of Expenses to Average Daily Net Assets (b)        %      .65      .40       .40       .40      .40
     Ratio of Net Investment Income to Average Daily Net
      Assets (b)                                              %     4.79     5.49      6.22      5.82     5.48
     Portfolio Turnover Rate (excluding short-term
      securities)                                             %     19.1     17.3       8.3      28.4     28.2

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Minnesota Life voluntarily absorbed $44,356, $61,422, $62,524, $55,419 and $39,052 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.28%, 1.42%, 1.66%, 1.43% and 1.33%, respectively, and the ratio of net investment income to average daily net assets would have been 4.16%, 4.47%, 4.96%, 4.79% and 4.55%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         99

VALUE STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                $       1.48      1.67      1.71      1.76      1.73
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .02       .02       .01       .02       .03
        Net Gains (Losses) on Securities
         (both realized and unrealized)                          (.25)     (.19)     (.03)     (.02)       --
                                                              -----------------------------------------------
           Total from Investment Operations                      (.23)     (.17)     (.02)       --       .03
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.02)     (.02)     (.05)       --
                                                              -----------------------------------------------
           Total Distributions                                     --      (.02)     (.02)     (.05)       --
                                                              -----------------------------------------------
     Net Asset Value, End of Period                      $       1.25      1.48      1.67      1.71      1.76
                                                              ===============================================
     Total Return (a)                                    %     (15.32)   (10.45)    (1.61)      .27      1.75
     Net Assets, End of Period (in thousands)            $    112,803   141,601   166,134   191,380   214,046
     Ratio of Expenses to Average Daily Net Assets       %        .83       .84       .83       .80       .79
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       1.27      1.10       .84      1.26      1.54
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %      112.4     132.7     163.1     131.2      88.9

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 100    FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                                   2002     2001     2000(c)    1999    1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                    $      1.27     1.16       .91       .95    1.03
                                                                  -------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                         --       --        --       .01     .01
        Net Gains (Losses) on Securities
         (both realized and unrealized)                             (.25)     .18       .25      (.04)   (.08)
                                                                  -------------------------------------------
           Total from Investment Operations                         (.25)     .18       .25      (.03)   (.07)
                                                                  -------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                          --       --        --      (.01)   (.01)
        Distributions from Net Realized Gains                         --     (.06)       --        --      --
        Tax Return of Capital                                         --     (.01)       --        --      --
                                                                  -------------------------------------------
           Total Distributions                                        --     (.07)       --      (.01)   (.01)
                                                                  -------------------------------------------
     Net Asset Value, End of Period                          $      1.02     1.27      1.16       .91     .95
                                                                  ===========================================
     Total Return (a)                                        %    (19.98)   15.59     28.00     (3.07)  (6.75)
     Net Assets, End of Period (in thousands)                $    54,944   41,337    22,564    12,518   8,646
     Ratio of Expenses to Average Daily Net Assets (b)       %      1.10     1.10      1.05       .90     .90
     Ratio of Net Investment Income to Average Daily Net
      Assets (b)                                             %      (.43)    (.16)      .29      1.42    1.52
     Portfolio Turnover Rate (excluding short-term
      securities)                                            %      38.8     22.6     122.0     101.5    70.2

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
     (b) Minnesota Life voluntarily absorbed $40,674, $39,093, $87,809, $67,886 and $58,848 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.17%, 1.22%, 1.58%, 1.56% and 1.83%, respectively, and the ratio of net investment income to average daily net assets would have been (.50)%, (.28)%, (.24)%, .76% and .59%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                FINANCIAL HIGHLIGHTS         101

INTERNATIONAL BOND PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                  2002     2001     2000(b)    1999     1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                   $       .92      .95       .94      1.05      .98
                                                                 --------------------------------------------
     Income from Investment Operations:
        Net Investment Income (Loss)                                .05      .04       .04       .05      .05
        Net Gains (Losses) on Securities (both realized
         and unrealized)                                            .12     (.06)     (.03)     (.13)     .11
                                                                 --------------------------------------------
           Total from Investment Operations                         .17     (.02)      .01      (.08)     .16
                                                                 --------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                         --     (.01)       --      (.03)    (.03)
        Distributions from Net Realized Gains                        --       --        --        --     (.06)
                                                                 --------------------------------------------
           Total Distributions                                       --     (.01)       --      (.03)    (.09)
                                                                 --------------------------------------------
     Net Asset Value, End of Period                         $      1.09      .92       .95       .94     1.05
                                                                 ============================================
     Total Return (a)                                       %     17.94    (1.51)     1.42     (7.81)   16.18
     Net Assets, End of Period (in thousands)               $    53,683   39,958    37,177    32,093   31,152
     Ratio of Expenses to Average Daily Net Assets          %      1.24     1.20      1.33       .94     1.13
     Ratio of Net Investment Income to Average Daily Net
      Assets                                                %      4.52     4.50      4.85      5.90     4.86
     Portfolio Turnover Rate (excluding short-term
      securities)                                           %     304.1    251.7     306.8     287.4    285.3

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 102    FINANCIAL HIGHLIGHTS

INDEX 400 MID-CAP PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                                   2002     2001     2000(c)    1999     1998
--------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                    $      1.13     1.22      1.18      1.15     1.01
                                                                  --------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                         --      .01       .01        --      .01
        Net Gains (Losses) on Securities
         (both realized and unrealized)                             (.17)    (.03)      .19       .15      .16
                                                                  --------------------------------------------
           Total from Investment Operations                         (.17)    (.02)      .20       .15      .17
                                                                  --------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                          --     (.01)     (.01)       --     (.01)
        Distributions from Net Realized Gains                         --     (.04)     (.15)     (.12)    (.02)
        Tax Return of Capital                                         --     (.02)       --        --       --
                                                                  --------------------------------------------
           Total Distributions                                        --     (.07)     (.16)     (.12)    (.03)
                                                                  --------------------------------------------
     Net Asset Value, End of Period                          $       .96     1.13      1.22      1.18     1.15
                                                                  ============================================
     Total Return (a)                                        %    (15.03)   (1.07)    16.05     15.96    16.68
     Net Assets, End of Period (in thousands)                $    41,835   41,069    35,768    24,357   10,511
     Ratio of Expenses to Average Daily Net Assets (b)       %       .65      .55       .55       .55      .55
     Ratio of Net Investment Income to Average Daily Net
      Assets (b)                                             %       .42      .82      1.18       .72      .78
     Portfolio Turnover Rate (excluding short-term
      securities)                                            %      20.0     29.8      78.3      76.6     85.4

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return has not been annualized.
     (b) Minnesota Life voluntarily absorbed $45,365, $74,402, $70,044 and $52,946 in expenses for the years ended December 31, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .67%, .80%, 1.00% and 1.36%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .70%, .93%, .27% and (.03)%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                FINANCIAL HIGHLIGHTS         103

CORE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                  2002     2001     2000(c)    1999     1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                   $       .98     1.06      1.16      1.14      .97
                                                                 --------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                        --       --        --       .01      .01
        Net Gains (Losses) on Securities
         (both realized and unrealized)                            (.28)    (.08)     (.08)      .07      .21
                                                                 --------------------------------------------
           Total from Investment Operations                        (.28)    (.08)     (.08)      .08      .22
                                                                 --------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                         --       --        --      (.01)      --
        Distributions from Net Realized Gains                        --       --      (.02)     (.05)    (.05)
                                                                 --------------------------------------------
           Total Distributions                                       --       --      (.02)     (.06)    (.05)
                                                                 --------------------------------------------
     Net Asset Value, End of Period                         $       .70      .98      1.06      1.16     1.14
                                                                 ============================================
     Total Return (a)                                       %    (28.14)   (7.74)    (7.02)     7.17    22.33
     Net Assets, End of Period (in thousands)               $    20,465   26,879    27,865    22,570   11,088
     Ratio of Expenses to Average Daily Net Assets (b)      %      1.05      .99       .95       .85      .85
     Ratio of Net Investment Income to Average Daily Net
      Assets(b)                                             %       .40      .37       .39       .60      .69
     Portfolio Turnover Rate (excluding short-term
      securities)                                           %      32.3     52.6      44.5     103.4    164.0

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
     (b) Minnesota Life voluntarily absorbed $50,401, $60,312, $84,884, $102,703 and $114,468 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.26%, 1.20%, 1.27%, 1.48% and 2.53%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .19%, .16%, .07%, (.03)% and (.99)%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 104    FINANCIAL HIGHLIGHTS

MICRO-CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(c)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                $       1.55      1.75      2.51      1.01       .89
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Loss                                      (.01)     (.01)     (.01)       --        --
        Net Gains Losses) on Securities
         (both realized and unrealized)                          (.67)     (.19)     (.44)     1.50       .12
                                                              -----------------------------------------------
           Total from Investment Operations                      (.68)     (.20)     (.45)     1.50       .12
                                                              -----------------------------------------------
     Less Distributions:
        Distributions from Net Realized Gains                      --        --      (.31)       --        --
                                                              -----------------------------------------------
           Total Distributions                                     --        --      (.31)       --        --
                                                              -----------------------------------------------
     Net Asset Value, End of Period                      $        .87      1.55      1.75      2.51      1.01
                                                              ===============================================
     Total Return (a)                                    %     (43.64)   (11.33)   (21.05)   148.77     13.44
     Net Assets, End of Period (in thousands)            $     24,504    45,029    52,176    42,554     8,034
     Ratio of Expenses to Average Daily Net Assets
      (b)                                                %       1.34      1.35      1.30      1.25      1.25
     Ratio of Net Investment Loss to Average Daily
      Net Assets (b)                                     %      (1.10)    (1.00)     (.46)     (.47)     (.40)
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       67.6      71.2     102.7     108.5      67.4

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
     (b) Minnesota Life voluntarily absorbed $36,055, $24,008, $26,838, $50,020 and $46,960 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.45%, 1.40%, 1.35%, 1.57% and 2.10%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.21)%, (1.05)%, (.50)%, (.79)% and (1.25)%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                FINANCIAL HIGHLIGHTS         105

REAL ESTATE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
                                                                                                  Period From
                                                                                                     May 1,
                                                                                                   1998(a) to
                                                                  Year Ended December 31,         December 31,
                                                              2002     2001     2000(d)   1999        1998
--------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period               $       .96      .90       .76      .83        1.02
                                                             -------------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                   .03      .03       .04      .04         .03
        Net Gains (Losses) on Securities
         (both realized and unrealized)                         .03      .06       .15     (.07)       (.19)
                                                             -------------------------------------------------
           Total from Investment Operations                     .06      .09       .19     (.03)       (.16)
                                                             -------------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                     --     (.03)     (.04)    (.03)       (.03)
        Tax Return of Capital                                    --       --      (.01)    (.01)         --
                                                             -------------------------------------------------
           Total Distributions                                   --     (.03)     (.05)    (.04)       (.03)
                                                             -------------------------------------------------
     Net Asset Value, End of Period                     $      1.02      .96       .90      .76         .83
                                                             =================================================
     Total Return (b)                                   %      6.97    10.03     25.61    (3.89)     (14.90)
     Net Assets, End of Period (in thousands)           $    33,912   15,638     9,947    5,826       5,322
     Ratio of Expenses to Average Daily Net Assets
      (c)                                               %      1.00     1.00       .97      .90         .90(e)
     Ratio of Net Investment Income to Average Daily
      Net Assets (c)                                    %      3.38     4.43      5.32     4.58        5.54(e)
     Portfolio Turnover Rate (excluding short-term
      securities)                                       %      70.2    160.4     143.7    106.3        54.0

     (a) The inception of the Portfolio was May 1, 1998 when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
     (b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return has not been annualized.
     (c) Minnesota Life voluntarily absorbed $47,820, $71,008, $77,007, $63,511 and $31,736 in expenses for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.18%, 1.59%, 2.03%, 2.05% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 3.23%, 3.84%, 4.26%, 3.43% and 4.54%, respectively.
     (d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
     (e) Adjusted to an annual basis.

 106    FINANCIAL HIGHLIGHTS

                               SERVICE PROVIDERS

INVESTMENT ADVISERS

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826

Waddell & Reed Investment Management Co.
6300 Lamar Avenue
Shawnee Mission, Kansas 66201
(913) 236-2000
(888) WADDELL
INVESTMENT SUB-ADVISERS

International Stock Portfolio

Templeton Investment Counsel, LLC
500 East Broward Boulevard
Fort Lauderdale, Florida 33394
(954) 527-7500

Small Company Growth Portfolio

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
(212) 875-3500

Small Company Value Portfolio

State Street Research & Management Company
One Financial Center
Boston, Massachusetts 02111
(617) 357-1200

International Bond Portfolio

Julius Baer Investment Management Inc.
330 Madison Avenue
New York, New York 10017
(212) 297-3800

Micro-Cap Growth Portfolio

Wall Street Associates
La Jolla Financial Building
1200 Prospect Street, Suite 100
La Jolla, California 92037
(800) 925-5787

ADMINISTRATIVE SERVICES AGENT

Minnesota Life Insurance Company
(800) 995-3850

UNDERWRITER

Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101-2098
(651) 665-4833

CUSTODIANS

Wells Fargo Bank Minnesota
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
     Growth, Money Market, Asset Allocation, Index 500, Capital Appreciation, Small Company Growth, Value Stock, Small Company Value, Index 400 Mid-Cap, Core Equity, Micro-Cap Growth and Real Estate Securities Portfolios

Bankers Trust Company
280 Park Avenue
New York, New York 10017
     Bond, Mortgage Securities, International Stock, Maturing Government Bond and International Bond Portfolios

INDEPENDENT AUDITORS

KPMG LLP

GENERAL COUNSEL

Dorsey & Whitney LLP

INDEPENDENT LEGAL COUNSEL TO
  INDEPENDENT DIRECTORS

Faegre & Benson LLP

                                                   SERVICE PROVIDERS         107

                     ADDITIONAL INFORMATION ABOUT THE FUND

The Fund's annual and semi-annual reports list holdings for each Portfolio, and discuss recent market conditions, economic trends and investment strategies that affected the Portfolios during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Fund and the Portfolios. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

HOW TO OBTAIN ADDITIONAL INFORMATION. The SAI and the Fund's annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:

By Telephone - Call 1-800-995-3850

By Mail - Write to Minnesota Life Insurance Company, 400 Robert Street North,
          St. Paul, Minnesota 55101-2098

Information about the Fund (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090 or 1-800-SEC-0330). This information and other reports about the Fund are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-4279

[ADVANTUS LOGO]

(C)2003 Minnesota Life Insurance Company. All rights reserved.

 108    ADDITIONAL INFORMATION ABOUT THE FUND